                                                                   Exhibit 10.32

================================================================================









                   WAREHOUSING CREDIT AND SECURITY AGREEMENT


                                    BETWEEN

                   HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                            A MARYLAND CORPORATION,



                        HANOVER CAPITAL PARTNERS LTD.
                            A NEW YORK CORPORATION,


                                      AND

================================================================================

                                 BANK UNITED,
                            A FEDERAL SAVINGS BANK



                          DATED AS OF APRIL 30, 1999

                                TABLE OF CONTENTS

1.   DEFINITIONS......................................................................      Page  1
          1.1    Defined Terms. ......................................................      Page  1
          1.2    Other Definitional Provisions........................................      Page 13

2.   THE CREDIT ......................................................................      Page 14
          2.1    The Commitment ......................................................      Page 14
          2.2    Procedures for Obtaining Advances ...................................      Page 15
          2.3    Note ................................................................      Page 17
          2.4    Interest ............................................................      Page 17
          2.5    Principal Payments ..................................................      Page 18
          2.6    Expiration of Commitment ............................................      Page 19
          2.7    Method of Making Payments ...........................................      Page 19
          2.8    Commitment Fee ......................................................      Page 19
          2.9    Miscellaneous Charges ...............................................      Page 20
          2.10   Bailee ..............................................................      Page 20

3.   COLLATERAL ......................................................................      Page 20
          3.1    Grant of Security Interest ..........................................      Page 20
          3.2    Security Interest in Mortgage-backed Securities .....................      Page 22
          3.3    Delivery of Collateral Documents ....................................      Page 22
          3.4    Delivery of Additional Collateral or Mandatory Prepayment ...........      Page 23
          3.5    Right of Redemption from Pledge .....................................      Page 23
          3.6    Collection ..........................................................      Page 23
          3.7    Return or Release of Collateral at End of Commitment ................      Page 24

4.   CONDITIONS PRECEDENT ............................................................      Page 24
          4.1    Initial Advance .....................................................      Page 24
          4.2    Each Advance ........................................................      Page 25

5.   REPRESENTATIONS AND WARRANTIES ..................................................      Page 26
          5.1    Organization; Good Standing; Subsidiaries ...........................      Page 27
          5.2    Authorization and Enforceability ....................................      Page 27
          5.3    Financial Condition .................................................      Page 27
          5.4    Litigation ..........................................................      Page 28
          5.5    Compliance with Laws ................................................      Page 28
          5.6    Regulations G and U .................................................      Page 28
          5.7    Investment Company Act and Public Utility Holding Company Act .......      Page 28
          5.8    Agreements ..........................................................      Page 28
          5.9    Title to Properties .................................................      Page 29
          5.10   ERISA ...............................................................      Page 29
          5.11   Eligibility .........................................................      Page 29
          5.12   Special Representations Concerning Collateral .......................      Page 30
          5.13   RICO ................................................................      Page 31


                                                                          Page i

          5.14   Proper Names ........................................................      Page 31
          5.15   Direct Benefit From Loans ...........................................      Page 32
          5.16   Loan Documents Do Not Violate Other Documents .......................      Page 32
          5.17   Consents Not Required ...............................................      Page 32
          5.18   Material Fact Representations .......................................      Page 32
          5.19   Place of Business ...................................................      Page 32
          5.20   Use of Proceeds; Business Loans .....................................      Page 33
          5.21   No Undisclosed Liabilities ..........................................      Page 33
          5.22   Tax Returns and Payments ............................................      Page 33
          5.23   Subsidiaries ........................................................      Page 33
          5.24   Holding Company .....................................................      Page 34

6.   AFFIRMATIVE COVENANTS ...........................................................      Page 34
          6.1    Payment of Note .....................................................      Page 34
          6.2    Financial Statements and Other Reports ..............................      Page 34
          6.3    Maintenance of Existence; Conduct of Business .......................      Page 35
          6.4    Compliance with Applicable Laws .....................................      Page 35
          6.5    Inspection of Properties and Books ..................................      Page 35
          6.6    Notice ..............................................................      Page 35
          6.7    Payment of Debt, Taxes, etc .........................................      Page 36
          6.8    Insurance ...........................................................      Page 36
          6.9    Other Loan Obligations ..............................................      Page 36
          6.10   Use of Proceeds of Advances .........................................      Page 37
          6.11   Special Affirmative Covenants Concerning Collateral .................      Page 37
          6.12   Cure of Defects in Loan Documents ...................................      Page 38

7.   NEGATIVE COVENANTS ..............................................................      Page 38
          7.1    Contingent Liabilities ..............................................      Page 38
          7.2    Merger; Acquisitions ................................................      Page 38
          7.3    Loss of Eligibility .................................................      Page 38
          7.4    Debt to Adjusted Tangible Net Worth Ratio ...........................      Page 38
          7.5    Minimum Adjusted Tangible Net Worth .................................      Page 39
          7.6    Minimum GAAP Net Worth ..............................................      Page 39
          7.7    Minimum Current Ratio ...............................................      Page 39
          7.8    Maximum Non-Investment Grade Securities to Adjusted
                 Tangible Net Worth Ratio ............................................      Page 39
          7.9    Transactions with Affiliates ........................................      Page 39
          7.10   Limits on Corporate Distributions ...................................      Page 39
          7.11   RICO ................................................................      Page 39
          7.12   No Loans or Investments Except Approved Investments .................      Page 39
          7.13   Charter Documents and Business Termination ..........................      Page 40
          7.14   Changes in Accounting Methods .......................................      Page 40
          7.15   No Sales, Leases or Dispositions of Property ........................      Page 40
          7.16   Changes in Business or Assets .......................................      Page 41
          7.17   Changes in Office or Inventory Location .............................      Page 41
          7.18   Special Negative Covenants Concerning Collateral ....................      Page 41


                                                                         Page ii

          7.19   No Indebtedness .....................................................      Page 41

8.   DEFAULTS; REMEDIES ..............................................................      Page 42
          8.1    Events of Default ...................................................      Page 42
          8.2    Remedies ............................................................      Page 45
          8.3    Application of Proceeds .............................................      Page 47
          8.4    Lender Appointed Attorney-in-Fact ...................................      Page 48
          8.5    Right of Set-Off ....................................................      Page 48

9.   NOTICES .........................................................................      Page 48

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.............................................      Page 49

11.  FINANCIAL INFORMATION............................................................      Page 50

12.  MISCELLANEOUS....................................................................      Page 51
          12.1  Terms Binding Upon Successors; Survival of Representations............      Page 51
          12.2  Assignment............................................................      Page 51
          12.3  Amendments............................................................      Page 51
          12.4  Governing Law.........................................................      Page 51
          12.5  Participations........................................................      Page 51
          12.6  Relationship of the Parties...........................................      Page 51
          12.7  Severability..........................................................      Page 52
          12.8  Usury.................................................................      Page 52
          12.9  Consent to Jurisdiction...............................................      Page 53
          12.10 Arbitration...........................................................      Page 53
          12.11 ADDITIONAL INDEMNITY..................................................      Page 54
          12.12 No Waivers Except in Writing..........................................      Page 55
          12.13 WAIVER OF JURY TRIAL..................................................      Page 55
          12.14 Multiple Counterparts.................................................      Page 55
          12.15 No Third Party Beneficiaries..........................................      Page 55
          12.16 RELEASE OF LENDER LIABILITY...........................................      Page 55
          12.17 ENTIRE AGREEMENT; AMENDMENT...........................................      Page 56
          12.18 NO ORAL AGREEMENTS....................................................      Page 56


EXHIBIT "A-1".........................................................................      Page 58

EXHIBIT "A-2".........................................................................      Page 60

ANNEX "A" TO EXHIBIT "A-2"............................................................      Page 61

EXHIBIT "B"...........................................................................      Page 62

EXHIBIT "C"...........................................................................      Page 63

EXHIBIT "D"...........................................................................      Page 67


                                                                        Page iii

EXHIBIT "E"...........................................................................      Page 68

EXHIBIT "F"...........................................................................      Page 70

ANNEX "A" TO EXHIBIT "F"..............................................................      Page 71

EXHIBIT "G"...........................................................................      Page 74

EXHIBIT "H"...........................................................................      Page 75

EXHIBIT "I"...........................................................................      Page 76

EXHIBIT "J-1".........................................................................      Page 77

EXHIBIT "J-2".........................................................................      Page 78

EXHIBIT "K"...........................................................................      Page 79

EXHIBIT "L"...........................................................................      Page 81

EXHIBIT "M"...........................................................................      Page 82

EXHIBIT "N"...........................................................................      Page 83

EXHIBIT "O"...........................................................................      Page 84


                                                                         Page iv

                                                                          Page v

                                                                         Page vi

                                                                        Page vii

                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


      THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Agreement"), is dated as of April 30, 1999, by and among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation (the "Company") having its principal office at 90 West Street, Suite 1509, New York, New York, 10006, HANOVER CAPITAL PARTNERS LTD., a New York corporation ("HCP"), having its principal office at 90 West Street, Suite 1508, New York, New York 10006 (the Company and "HCP" being called collectively, the "Borrowers" and individually, the "Borrower"), and BANK UNITED, a federal savings bank (the "Lender"), having its principal office at 3200 Southwest Freeway, Suite 2700, Houston, Texas 77027.

      WHEREAS, the Borrowers have requested the Lender to make certain loans to the Borrowers to finance the purchase of Mortgage Loans (as that term is herein defined) and for such other purposes specifically set forth herein which loans are for the benefit of the Borrowers;

      WHEREAS, the Lender is willing to make such loans as herein provided, upon the terms, agreements and covenants and subject to the conditions hereinafter set forth and in reliance on the representations and warranties herein made and referred to; and

      WHEREAS, the Borrowers and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Borrowers;

      NOW, THEREFORE, for good and valuable consideration, the amount and sufficiency of which are hereby acknowledged by the parties hereto, to induce the Lender to provide the warehouse financing facility to the Borrowers and in reliance of the representations and warranties made herein, the parties hereto hereby agree as follows:

1.    DEFINITIONS.

      1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the exhibits hereto) shall have the following meanings:

            "Adjusted Tangible Net Worth" means, with respect to the Company at any date, the Tangible Net Worth of the Company at such date plus one percent (1%) of the sum of the outstanding principal balances of Mortgage Loans as of such date for which Company owns the Servicing Rights less Non-Investment Grade Securities, deferred financing fees and all other intangible assets of any unconsolidated Subsidiary.

            "Advance" means a disbursement by the Lender under the Commitment pursuant to Article 2 of this Agreement.

            "Advance Request" means (a) with respect to an Advance against Eligible Mortgage Loans or Eligible Non-Conforming Mortgage Loans, EXHIBIT "A-1" attached hereto and incorporated herein for all purposes and (b) with respect to an Advance against

      Investment Grade Securities, EXHIBIT "A-2" attached hereto and incorporated herein for all purposes

            "Affiliate" shall mean any Person controlling, controlled by or under common control with any other Person. For purposes of this definition "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise or owning or possessing the power to vote 10% or more of any class of voting securities of any Person. Without limiting the generality of the foregoing, for purposes of this Agreement, Company and each of its respective Subsidiaries shall be deemed to be Affiliates of one another.

            "Aged Mortgage Loans" means Eligible Mortgage Loans that have been included in Collateral for a period of more than one hundred eighty (180) days.

            "Agreement" means this Warehousing Credit and Security Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

            "Applicable Law" shall mean the laws of the State of Texas and the United States of America in effect from time to time and applicable to the transactions between the Lender and the Company pursuant to this Agreement and the other Loan Documents whichever permits the charging and collection of the highest nonusurious rate of interest on such transactions. For purposes of determining Texas law with respect to the highest nonusurious rate of interest, the weekly rate ceiling permitted under Chapter 1D. of the Texas Credit Title, as amended, shall be controlling.

            "Approved Custodian" means a Person acceptable to the Lender from time to time in its sole discretion, who possesses Mortgage Loans that secure Mortgaged-backed Securities.

            "Bailee Letter" has the meaning set forth in Section 3.3 hereof.

            "Borrowers" has the meaning set forth in the first paragraph of this Agreement.

            "Business Day" means any day excluding Saturday, Sunday and any day on which Lender is closed for business.

            "Capitalized Lease" shall mean any lease under which rental payments are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

            "Capitalized Rentals" shall mean the amount of aggregate rentals due and to become due under all Capitalized Leases under which the Company is a lessee that would be reflected as a liability on a balance sheet of the Company.

            "Chattel Paper" shall have the meaning assigned that term under the UCC.

            "Collateral" has the meaning set forth in Section 3.1 hereof.

            "Collateral Documents" means (a) with respect to Pledged Mortgages and Pledged Securities all of the documents and other items described on EXHIBIT "C" hereto and (b) with respect to Investment Grade Securities, all of the documents and other items described on EXHIBIT "O".

            "Collateral Value" means

                  (a) with respect to any Eligible Mortgage Loan, an amount
            equal to the least of (i) the Par Value thereof, (ii) the amount which the Investor has committed to pay for such Mortgage Loan pursuant to a Purchase Commitment, or (iii) the Fair Market Value of such Mortgage Loan, or (iv) the actual out-of-pocket cost of such Mortgage Loan to the Company;

                  (b) with respect to any Eligible Non-Conforming Mortgage Loan, an amount equal to the least of (i) the Par Value of such Mortgage Loan, (ii) the Fair Market Value of such Mortgage Loan, (iii) the amount which the Investor will pay for such Mortgage Loan pursuant to a Purchase Commitment, or (iv) the actual out-of-pocket cost of such Mortgage Loan to the Company;

                  (c) with respect to any Investment Grade Security, an amount equal to the lesser of (i) the applicable Borrower's book value of such Investment Grade Security or (ii) the market value of such Investment Grade Security as determined by the Lender or such third party acceptable to the Lender in its sole discretion;

                  (d) with respect to Collateral that is not described within
            (a), (b) or (c) and that is pledged pursuant to Section 3.4 hereof, Collateral Value shall equal an amount established by Lender in its sole discretion;

                  (e) with respect to Collateral that is not described in (a),
            (b), (c) or (d) the Collateral Value shall be equal to $0.00;

                  (f) with respect to any Mortgage Loan that is not or ceases to be an Eligible Mortgage Loan or an Eligible Non-Conforming Mortgage Loan, the Collateral Value thereof shall equal $0.00; and

                  (g) with respect to any Investment Grade Security that is
            downgraded below an Investment Grade credit rating, the Collateral Value thereof shall be equal to $0.00.

            "Commitment" has the meaning set forth in Section 2.1(a) hereof.

            "Commitment Fee" has the meaning set forth in Section 2.8 hereof.

            "Company" has the meaning set forth in the first paragraph of this Agreement.

            "Contracts" shall mean all contracts between any Borrower and one or more additional parties.

            "Contract Rights" shall mean all rights of any Borrower (including, without limitation, all rights to payment) under each Contract.

            "Conventional Mortgage Loan" means a Single-family Mortgage Loan, other than an FHA Loan or VA Loan, that complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract.

            "Current Assets" means, with respect to any Person, those assets set forth in the consolidated balance sheet of a Person prepared in accordance with GAAP, as current assets, defined as those assets that are now cash or will be by their terms or disposition be converted to cash within one year of the date of calculation plus Mortgage-backed Securities of such Person and Mortgage Loans held by such Person to maturity.

            "Current Liabilities" means, with respect to any Person, those liabilities set forth in the consolidated balance sheet of a Person prepared in accordance with GAAP, as current liabilities, defined as those liabilities due upon demand or within one year from the date of calculation less non-recourse, Debt of such Person.

            "Current Ratio" means, with respect to any Person, the sum of the amounts set forth in the consolidated balance sheet of the Person, prepared in accordance with GAAP, on the date of calculation as Current Assets divided by the sum of the amounts set forth in such consolidated balance sheet as Current Liabilities.

            "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, deferred taxes arising from capitalized excess service fees, and operating leases.

            "Default" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

            "Default Rate" has the meaning set forth in Section 2.4(c) hereof.

            "Delinquent Loans" means, collectively, Delinquent "30 - 59" Loans and Delinquent "60 - 89" Loans.

            "Delinquent "30 - 59" Loan" means, on any day, a Mortgage Loan that satisfies the requirements of an Eligible Conforming Mortgage Loan, except that it is at least 30 days, but not more than 59 days, delinquent with respect to the payment of principal or interest (without regard to applicable grace period) on the date of any determination.

            "Delinquent "60 - 89" Loan" means, on any day, a Mortgage Loan that satisfies the requirements of an Eligible Conforming Mortgage Loan except that it is at least 60 days, but not more than 89 days, delinquent with respect to the payment of principal or interest (without regard to any applicable grace period) on the date of any determination.

            "Documents" shall have the meaning assigned that term under the UCC.

            "Electronic Request" has the meaning set forth in Section 2.2(a) hereof.

            "Eligible Mortgage Loan" means, at the time of any determination thereof (a) a Mortgage Loan, that at such time (i) is, without duplication, a Conventional Mortgage Loan, an FHA Loan, a VA Loan, or a Jumbo Loan; (ii) is a First Mortgage Loan or a Second Mortgage Loan; (iii) has a combined loan to value ratio of not greater than 100% (such ratio to be based upon all loans, including, such Mortgage Loan, and all other loans secured by the Mortgaged Property securing such Mortgage Loan; (iv) is validly pledged to the Lender, subject to no other Liens; (v) is not currently delinquent with respect to any payment due thereunder; (vi) is covered by a Hedging Contract or (b) a Mortgage-backed Security that at such time is validly pledged to Lender, subject to no other Liens.

            "Eligible Mortgage Pool" means a pool of Mortgage Loans that will secure a "mortgage related security", as defined in Section 3(a)(41) of the Exchange Act administered or to be administered by a trustee acceptable to Lender in its sole discretion where the Mortgage, Mortgage Note and other documents relating to such Mortgage Loans are held or to be held by an Approved Custodian.

            "Eligible Non-Conforming Mortgage Loan" means, at the time of any determination thereof, a Mortgage Loan that at such time (i) is, without duplication, a Delinquent "30 - 59" Loan or a Delinquent "60 - 89" Loan,
      (ii) is, without duplication, a First Mortgage Loan or a Second Mortgage Loan; (iii) has a combined loan to value ratio of not greater than 100% (such ratio to be based upon all loans, including, such Mortgage Loan, and all other loans secured by the Mortgaged Property securing such Mortgage Loan; (iv) is validly pledged to the Lender, subject to no other Liens; and (v) is subject to a Purchase Commitment or is covered by a Hedging Contract or is underwritten in accordance with standards approved by Lender so that such Mortgage Loan is readily salable in the secondary market or is eligible for securitization.

            "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

            "Event of Default" means any of the conditions or events set forth in Section 8.1 hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

            "Fair Market Value" shall mean, at any date, with respect to:

                  (a) any Mortgage-backed Security, the bid rate reflected on the Telerate screen for a Mortgage-backed Security with the closest coupon rate that does not exceed that of the Mortgage-backed Security in question multiplied by the original face amount of such Mortgage-backed Security, and multiplied by the current pool factor for such Mortgage-backed Security.

                  (b) any Mortgage Loan, the market rate reflected on the
            Telerate screen for thirty (30) day mandatory future delivery of such Mortgage Loan multiplied by the outstanding principal balance thereof.

            In the event Telerate ceases to publish either the market or bid price referenced in (a) and (b) above, the average bid price quoted in writing to the Lender as of the date of determination by any two nationally recognized dealers selected by Lender that are making a market in similar Mortgage Loans or Mortgaged-backed Securities shall be utilized in lieu of the market or bid price, as the case may be.

            "FHA" means the Federal Housing Administration and any successor thereto.

            "FHA Loan" means a Single-family Mortgage Loan, payment of which is partially or completely insured by the FHA under the National Housing Act or Title V of the Housing Act of 1949 or with respect to which there is a current, binding and enforceable commitment for such insurance issued by the FHA.

            "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

            "FHLMC Guide" means the Freddie Mac Sellers' and Servicers' Guide, dated September 17, 1984, applicable bulletins, the applicable MIDANET Users Guide (or the MIDAPHONE User's Guide) and any particular purchase documents as defined in the Sellers' and Servicers' Guide, as revised prior to the date hereof.

            "FICA" means the Federal Insurance Contributions Act.

            "First Mortgage" means a mortgage or deed of trust which constitutes a first Lien on the property covered thereby.

            "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

            "Floating Rate" has the meaning set forth in Section 2.4(a) hereof.

            "FNMA" means the Federal National Mortgage Association and any successor thereto.

            "FNMA Guide" means the FNMA Servicing Guide dated June 30, 1990, as revised prior to the date hereof.

            "Funding Account" means the non-interest bearing demand checking account established with, maintained by, and pledged to Lender into which shall be deposited the proceeds of Advances, the proceeds from any sale of Collateral, and from which funds shall be disbursed for the acquisition of Mortgage Loans.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

            "GAAP Net Worth" means, with respect to any Person at any date, the sum of the total shareholders' equity in such Person (including capital stock, additional paid-in capital, and retained earnings, but excluding treasury stock, if any), on a consolidated basis determined in accordance with GAAP.

            "General Intangibles" shall have the meaning assigned that term under the UCC.

            "GNMA" means the Government National Mortgage Association and any successor thereto.

            "GNMA Guide" means the GNMA I Mortgage-Backed Securities Guide, Handbook GNMA 5500.1 REV. 6, as revised prior to the date hereof, and as may be revised from time to time, and GNMA II Mortgage-Backed Securities Guide Handbook GNMA 5500.2, as revised prior to the date hereof.

            "HCP" means HANOVER CAPITAL PARTNERS LTD., a New York corporation.

            "Hedging Contract" means a written contractual arrangement designed to provide protection against fluctuations in interest rates with respect to Mortgage Loans and commitments made to prospective Mortgage Loan obligors to extend Mortgage Loans at specified rates of interest in each case in accordance with guidelines acceptable to the Lender.

            "HUD" means the Department of Housing and Urban Development and any successor thereto.

            "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.

            "Instrument" has the meaning assigned that term under the UCC.

            "Interest Rate Hedging Contract" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate insurance arrangement, future or option contract in respect of US government securities or Mortgage-backed Securities or any other agreement, arrangement or security position designed to provide protection to the Borrower against fluctuations in interest rates.

            "Interim Date" has the meaning set forth in Section 4.1(a)(5) hereof.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

            "Investment Grade" means a credit rating of BBB or better, as determined by S & P or a credit rating of Baa2 or better as determined by Moody's.

            "Investment Grade I-O Strips" means an Investment Grade Security that provides for payment by the issuer to the holder of such security of pass-through interest only.

            "Investment Grade Securities" means, on any date of determination, Mortgage-backed Securities that (a) have an Investment Grade credit rating and (b) are validly pledged to the Lender, subject to no other Liens.

            "Investor" means FNMA, FHLMC, GNMA, any of the Persons listed in EXHIBIT "L" hereto, or a financially responsible institution which is acceptable to Lender, in its sole discretion; provided that at any time by written notice to the Borrowers Lender may disapprove any Investor in its sole discretion, whether or not that Person is named as an Investor in this definition or in EXHIBIT "L" or has been previously approved as an Investor by Lender. Upon receipt of such notice, the Persons named in Lender's notice shall no longer be Investors from and after the date of the receipt of such notice.

            "Jumbo Loan" means a Single-family Mortgage Loan (other than a FHA Loan or VA Loan) that complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect except that the amount of such Mortgage Loan exceeds the maximum amount under those requirements, but in no event shall the amount of such Single-family Mortgage Loan exceed $1,000,000.00.

            "Lender" has the meaning set forth in the first paragraph of this Agreement.

            "LIBOR Rate" means a rate of interest equal to the London Interbank Offered Rate for U. S. dollar deposits as quoted by Telerate, Bloomberg or any other rate quoting service, selected by Lender in its sole discretion for an interest period of one month. In the event such rate ceases to be published, LIBOR Rate shall mean a comparable rate of interest reasonably selected by Lender.

            "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

            "Loan Documents" means this Agreement, the Note, the Guaranty, and each other document, instrument or agreement executed by the Company, "HCP" or any other Person in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

            "Margin Stock" has the meaning assigned to that term in Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

            "Maximum Rate" shall mean the maximum lawful non-usurious rate of interest (if any) that, under Applicable Law, the Lender may charge the Borrowers on the Advances from time to time. To the extent that the interest rate laws of the State of Texas are applicable and unless changed in accordance with law, the applicable rate ceiling shall be the weekly ceiling determined in accordance with Texas Credit Title, as amended.

            "Monthly Average LIBOR Rate" means the average of all LIBOR Rates quoted during a given month. In the event (i) the Note is paid in full and the Commitment is terminated prior to a month end; or (ii) the initial Advance hereunder occurs on a date other than the first day of that month on which LIBOR Rates are quoted, the Monthly Average LIBOR Rate shall mean, in the case of clause (i), the average of all LIBOR Rates quoted that month up to and including the last Business Day prior to such payment in full; or, in the case of clause (ii), the LIBOR Rates quoted on the date of the initial Advance through the end of that month.

            "Moody's" means Moody's Investors Service, Inc.

            "Mortgage" means a First Mortgage or Second Mortgage on improved real property.

            "Mortgage-backed Securities" means FHLMC, GNMA or FNMA securities or securities issued by such other Persons acceptable to Lender in its reasonable discretion that are backed by Mortgage Loans.

            "Mortgage Loan" means any loan evidenced by a Mortgage Note. A Mortgage Loan, unless otherwise expressly stated herein, means a Single-family Mortgage Loan.

            "Mortgage Note" means a note secured by a Mortgage.

            "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

            "Mortgage Pool" means a pool of Mortgage Loans that were warehoused with the Lender, on the basis of which there is to be issued a Mortgage-backed Security.

            "Mortgaged Property" means the property, real, personal, tangible or intangible, securing a Mortgage Note.

            "Multiemployer Plan" means a "multiemployer plan" as defined in
      Section 4001(a)(3) of ERISA that is maintained for employees of any Borrower or a Subsidiary of any Borrower.

            "Net Investable Balances" means the average collected balances in non-interest bearing deposit accounts controlled or maintained by the Borrowers and its Subsidiaries in accounts at the Lender, less balances to support float, activity charges, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other assessments as may be imposed by governmental authorities from time to time.

            "Non-Investment Grade Securities"means, on the date of any determination, securities that do not have an Investment Grade credit rating.

            "Note" has the meaning set forth in Section 2.3 hereof.

            "Notices" has the meaning set forth in Article 9 hereof.

            "Obligations" shall mean any and all indebtedness, obligations and liabilities of the Borrowers to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents, or any of them.

            "Officer's Certificate" means a certificate executed on behalf of the Company or "HCP" by its chief financial officer or its treasurer or by such other officer as may be designated herein, in the form of EXHIBIT "F" hereto, as the case may be.

            "OTS" means the Office of Thrift Supervision.

            "Par Value" means, with respect to any Mortgage Loan at the time of any determination, the unpaid principal balance of such Mortgage Loan on such date.

            "Participant" has the meaning set forth in Section 12.5 hereof.

            "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and federal and state governments and agencies or regulatory authorities and political subdivisions thereof.

            "Plans" has the meaning set forth in Section 5.10 hereof.

            "Pledged Mortgages" has the meaning set forth in Section 3.1(a) hereof.

            "Pledged Securities" has the meaning set forth in Section 3.1(b) hereof.

            "Proceeds" shall have the meaning assigned that term under the UCC or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity or warranty payable to the Lender or a Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority),
      (iii) any and all securities issued with respect to any of the Collateral (whether issued by GNMA, FNMA, FHLMC or otherwise) and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (including, without limitation, under any Purchase Commitment, or guaranty or commitment for guaranty).

            "Purchase Commitment" means a current binding and enforceable written commitment, in form and substance satisfactory to the Lender, issued in favor of a Borrower by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities of a particular type and yield owned by such Borrower at a committed price, which commitment shall at all times be subject to approval by the Lender as to terms and conditions.

            "Receivables" shall mean any "account" as such term is defined in the UCC, now or hereafter owned by a Borrower and, in any event, shall include, but shall not be limited to, all rights to payment, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness of security, together with (i) all security pledged, assigned, hypothecated or granted to or held by a Borrower to secure the foregoing, (ii) all of a Borrower's right, title and interest in and to any property or goods, the sale of which give rise thereto, (iii) all guarantees, endorsements and identifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or underwriting in connection therewith, (v) all books, records, ledger cards, data and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration officers, (vii) all credit information, reports, memoranda relating thereto and (viii) all other writings related in any way to the foregoing.

            "Redemption Amount" has the meaning set forth in Section 3.5 hereof.

            "RICO" means the Racketeer Influenced and Corrupt Organizations Act of 1970, as amended.

            "Second Mortgage" means a mortgage or deed of trust which constitutes a second Lien on the property covered thereby.

            "Second Mortgage Loan" means a Single-family Mortgage Loan that is underwritten in conformity with underwriting standards approved by the applicable Investor and is secured by a Second Mortgage.

            "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

            "Servicing Rights" means (a) the rights, obligations, remedies, powers, and responsibilities of a Person to service Mortgage Loans owned by that Person, including without limitation the right to collect principal and interest payments, administer escrow accounts, and the right to own and possess loan files and all records, documents, and data relating to such Mortgage Loans, and (b) the obligations, rights, remedies, powers, privileges, benefits and responsibilities of a Person to service Mortgage Notes for GNMA, FNMA or FHLMC under and in accordance with the GNMA Guide, the FNMA Guide and the FHLMC Guide, respectively or for any Investor under any Servicing Contract, including, without limitation, (i) the right to receive servicing fees, termination fees, net sales proceeds, late charges, insufficient fund fees, and other ancillary income relating to the Mortgage Notes (ii) the right to hold and administer the escrow accounts, and (iii) the right to all loan files, insurance files, tax records, collection records, documents, ledgers, computer printouts, computer tapes and other records, data or information relating to the Mortgage Notes, the escrow accounts or the servicing or otherwise necessary or proper to perform the obligations of servicer.

            "Single-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences (including, without limitation, condominium units but excluding cooperative ownership interests).

            "S & P" means Standard & Poor's Corporation.

            "Statement Date" has the meaning set forth in Section 4.1(a)(5) hereof.

            "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

            "Tangible Net Worth" means, with respect to any Person at any date, the sum of the total shareholders' equity in such Person (including capital stock, additional paid-in capital, and retained earnings, but excluding treasury stock, if any), on a consolidated basis; less the aggregate book value of all intangible assets of such Person (as determined in accordance with GAAP), including without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, franchises, capitalized excess servicing fees. and Servicing Rights, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.3 hereof; provided that, for purposes of this Agreement, there shall be excluded from total assets, advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in the Audit Guide for Audit of Approved Non-Supervised Mortgagees", as in effect as of such date.

            "Termination Date" means April 30, 2000, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

            "Tribunal" means any court or governmental department, commission, board, bureau, agency, or instrumentality of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted and/or existing.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas or any other relevant jurisdiction, as applicable.

            "VA" means the Veterans Administration and any successor thereto.

            "VA Loan" means a Single-family Mortgage Loan, payment of which is partially or completely guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code or with respect to which there is a current binding and enforceable commitment for such a guaranty issued by the VA.

      1.2   Other Definitional Provisions.

            (a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

            (b) Defined terms may be used in the singular or the plural, as the context requires.

2.    THE CREDIT.

      2.1   The Commitment.

            (a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees, from time to time during the period from the date hereof to and including the Termination Date, to make Advances to the Borrowers, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances hereunder shall not exceed FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00). The obligation of the Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, the Borrowers may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of the Borrowers to the Lender.

            (b) Advances shall be used by a Borrower solely for the purpose of funding the acquisition of Eligible Mortgage Loans or Eligible Non-Conforming Mortgage Loans or for working capital purposes with respect to Advances against Investment Grade Securities, and none other, and shall be made at the request of such Borrower in the manner hereinafter provided in Section 2.2, against the pledge of such Mortgage Loans, Investment Grade Securities, and such other collateral as is set forth in Section 3.1 hereof as Collateral therefor. Advances shall also be subject to the following restrictions:

                  (1) No Advance shall be made against Mortgage Loans that are not Eligible Mortgage Loans or Eligible Non-Conforming Mortgage
            Loans.

                  (2) The aggregate amount of Advances outstanding at any one time against Delinquent "30 - 59" Loans shall not exceed five percent (5%) of the aggregate amount of all Advances outstanding at the time of any determination.

                  (3) The aggregate amount of Advances outstanding at any one time against Delinquent "60 - 89" Loans shall not exceed two percent (2%) of the aggregate amount of all Advances outstanding at the time of any determination.

                  (4) The aggregate amount of Advances against Second Mortgage
            Loans outstanding at any one time shall not exceed five percent (5%) of the aggregate amount of all Advances outstanding at the time of any determination.

                  (5) The aggregate amount of Advances against Investment Grade
            Securities outstanding at any one time shall not exceed FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) and of this amount, no more than FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) may be outstanding at any one time against Investment Grade I- O Strip Securities.

                  (6) The aggregate amount of Advances against Aged Mortgage
            Loans outstanding at any one time shall not exceed twenty-five percent (25%) of the aggregate amount of all Advances outstanding at the time of any determination.

            (c) No Advance against an Eligible Mortgage Loan that is not a Second Mortgage Loan shall exceed an amount equal to 95% of the Collateral Value of such Mortgage Loan, to be determined as of the date such Mortgage Loan is pledged to Lender.

            (d) No Advance against an Eligible Mortgage Loan that is a Second Mortgage Loan shall exceed an amount equal to 90% of the Collateral Value of such Mortgage Loan, to be determined as of the date such Mortgage Loan is pledged to Lender.

            (e) No Advance against a Delinquent "30 - 59" Loan shall exceed at any time an amount equal to eighty-five percent (85%) of the Collateral Value of such Mortgage Loan, to be determined as of the date such Mortgage Loan is pledged to Lender.

            (f) No Advance against a Delinquent "60 - 89" Loan shall exceed at any time an amount equal to eighty percent (80%) of the Collateral Value of such Mortgage Loan, to be determined as of the date such Mortgage Loan is pledged to Lender.

            (g) No Advance against an Investment Grade Security shall exceed the following amount applicable to the investment rating for such Investment Grade Security:

                  (i) For an Investment Grade Security with a rating of AA or better, eighty percent (80%) of the Collateral Value of such Investment Grade Security;

                  (ii) For an Investment Grade Security with a rating of A,
            seventy-five percent (75%) of the Collateral Value of such Investment Grade Security;

                  (iii) For an Investment Grade Security with a rating of BBB, seventy percent (70%) of the Collateral Value of such Investment Grade Security; and

                  (iv) For an Investment Grade I - O Strip, sixty-five percent
            (65%) of the Collateral Value of such Investment Grade I - O Strip.

      2.2   Procedures for Obtaining Advances.

            (a) A Borrower may obtain an Advance hereunder against an Eligible Mortgage Loan or an Eligible Non-Conforming Mortgage Loan, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in EXHIBIT "C" attached hereto and made a part hereof. Requests for Advances shall be initiated by a Borrower (i) by delivering to the Lender and its designee, by telecopy (with original to be sent immediately thereafter by overnight mail) a completed and signed Advance Request in the form of EXHIBIT "A-1" attached hereto and made a part hereof, or (ii) by using the electronic data transmission service provided by the Lender and its licensor, MBMS Incorporated, to transmit to the Lender a request for Advance ("Electronic Request"), which shall include all information required by EXHIBIT "A-1" through the Warehouse Management System software provided by the Lender and its licensor, MBMS Incorporated. The Lender shall have the right, on not less than three (3) Business Days' prior notice to the Borrowers, to modify the Advance Request, Electronic Request, or any exhibits hereto to conform to current legal requirements or Lender practices, and, as so modified, said Advance Request, Electronic Request or exhibits shall be deemed a part hereof. In consideration of the Lender permitting the Borrowers to make Electronic Requests for Advances utilizing the Warehouse Management

      System software or Advance Requests by telecopy, each Borrower covenants and agrees to assume liability for and to protect, indemnify and save the Lender harmless from, any and all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorneys' fees and expenses of employees, which may be imposed, incurred by or asserted against the Lender by reason of any loss, damage or claim howsoever arising or incurred because of, out of or in connection with (i) any action of the Lender pursuant to Electronic Requests or Advance Requests by telecopy, (ii) the breach of any provisions of this Agreement by any Borrower, (iii) the transfer of funds pursuant to such Electronic Requests or Advance Requests by telecopy, or (iv) the Lender's honoring or failing to honor any Electronic Request or Advance Request by telecopy for any reason or no reason whatsoever. The Lender is entitled to rely upon and act upon Electronic Requests or Advance Requests by telecopy, and the Borrowers shall be unconditionally and absolutely estopped from denying (x) the authenticity and validity of any such transaction so acted upon by the Lender once the Lender has advanced funds and has deposited or transferred such funds as requested in any such Electronic Request or Advance Request by telecopy, and (y) the Borrowers' liability and responsibility therefor.

            (b) A Borrower may obtain an Advance hereunder against Investment Grade Securities subject to the satisfaction of the conditions set forth on EXHIBIT "O" hereto and all other terms and conditions set forth in this Agreement. Requests for Advances against Investment Grade Securities shall be initiated by a Borrower delivering to the Lender a completed and signed Advance Request in the form of EXHIBIT "A-2" attached hereto and made a part hereof for all purposes.

            (c) Before funding, the Lender and its designee shall have a reasonable time to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment. The Advance Request and the Collateral Documents must be received by Lender no later than 2:00 p.m. Houston, Texas time in order for funding to occur the next Business Day. If the Advance Request and Collateral Documents are received by Lender later than 2:00 p.m. Houston, Texas time on any day, the funding shall occur on the second Business Day occurring thereafter.

            (d) To make an Advance, the Lender shall credit the Funding Account with the Lender upon compliance by such Borrower with the terms of this Agreement.

      2.3 Note. The Borrowers' obligation to pay the principal of, and interest on, all Advances made by the Lender shall be evidenced by a promissory note (the "Note") of the Borrowers dated as of the date hereof, in form and substance of EXHIBIT "N" hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are hereby incorporated herein.

      2.4   Interest.

            (a) (1) The unpaid amount of each Advance outstanding against Mortgage Loans that are not Aged Mortgage Loans shall bear interest from the date of such Advance until paid in full, at a rate of interest equal to the lesser of (i) the Maximum Rate, or (ii) a floating rate of interest (the "Floating Rate") which is equal to
            187.5 basis points (1.875%) per annum over the Monthly Average LIBOR Rate.

                  (2) The unpaid amount of each Advance outstanding against
            Mortgage Loans that are Aged Mortgage Loans shall bear interest from the date such Mortgage Loans become Aged Mortgage Loans until such Advance is paid in full at a rate of interest equal to the lesser of
            (i) the Maximum Rate or (ii) a fluctuating rate of interest which is equal to 237.5 basis points (2.375%) per annum over the Monthly Average LIBOR Rate.

                  (3) The unpaid amount of each Advance outstanding against
            Investment Grade Securities shall bear interest from the date of such Advance until paid in full, at a rate of interest equal to the lesser of (i) the Maximum Rate or (ii) a fluctuating rate of interest which is equal to 287.5 basis points (2.875%) per annum over the Monthly Average LIBOR Rate.

                  (4) Notwithstanding Section 2.4(a)(1), (2), and (3) above to the contrary, the unpaid portion of Advances ("NIB Advances") equal to Net Investable Balances shall bear interest at the following rates in the following priority:

                        (i) First, NIB Advances against Mortgage Loans that are not Aged Mortgage Loans shall bear interest at the rate of 1.875% per annum;

                        (ii) Second, NIB Advances against Aged Mortgage Loans shall bear interest at the rate of 2.375% per annum; and

                        (iii) Third, the balance, if any, of NIB Advances
                  against Investment Grade Securities shall bear interest at the rate of 2.875% per annum.

            (b) Interest and Commitment Fee shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the date of this Agreement, and ending on Termination Date.

            (c) Obligations not paid when due (whether at stated maturity, upon acceleration following the occurrence of an Event of Default or otherwise) shall bear interest, from the date due until paid in full, at a rate of interest ("Default Rate") at all times equal to the lesser of (i) four percent (4) per annum over the Floating Rate; or (ii) the Maximum Rate, said interest to be payable on demand by Lender.

      2.5 Principal Payments.

            (a) The outstanding unpaid principal amount of all Advances shall be payable in full upon April 30, 2000.

            (b) The Borrowers shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty, subject to the Borrowers' obligation to pay the Commitment Fee pursuant to Section 2.8 of this Agreement.

            (c) The Borrowers shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and each Borrower authorizes the Lender to charge its accounts (excluding any monies held by such Borrower in trust for third parties) in Lender's possession for the amount of any outstanding Advance against a specific Mortgage Loan or Investment Grade Security upon the earliest occurrence of any of the following events:

                  (1) The expiration of one hundred eighty (180) days from the date of any Advance for any Mortgage Loan (excluding Aged Mortgage Loans);

                  (2) An Aged Mortgage Loan has been included in Collateral for
            270 days (computed from the date such Aged Mortgage Loan was originally pledged to the Lender).

                  (3) The expiration of thirty (30) days from the date the
            Mortgage Loan was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Mortgage Loan as unsatisfactory by an Investor;

                  (4) The expiration of forty-five (45) days from the date
            Mortgage Loan is delivered to the certificating custodian acceptable to the Lender for the issuance of a Mortgage-backed Security;

                  (5) The expiration of ten (10) Business Days from the date a
            Collateral Document in connection with such Mortgage Loan was delivered to a Borrower for correction or completion, without being returned to the Lender, corrected or completed;

                  (6) The expiration of three (3) Business Days after the date on which the related Purchase Commitment, if any, expires, is terminated or otherwise canceled or no longer in full force and effect and the specific Mortgage Loan was not delivered under the Purchase Commitment prior to such termination, expiration or cancellation;

                  (7) The Mortgage Loan is not or ceases to be an Eligible
            Mortgage Loan or an Eligible Non-Conforming Mortgage Loan;

                  (8) Upon sale of the Mortgage Loan;

                  (9) The expiration of three hundred sixty-four (364) days from the date of any Advance against any Investment Grade Security; and

                  (10) The Investment Grade Security is downgraded below an
            Investment Grade credit rating.

            Upon receipt of such payment by the Lender, such Mortgage Loans or Investment Grade Securities shall be considered to have been redeemed from pledge, and the Collateral Documents relating thereto which have not been delivered to the Investor or the pool custodian or pool trustee shall be released by the Lender to the applicable Borrower.

      2.6 Expiration of Commitment. Unless extended or terminated earlier as permitted hereunder, the Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Termination Date. However, the remainder of this Agreement shall remain in full force and effect until all amounts due on the Obligations have been paid in full. The Lender has not made, and does not hereby make, any commitment to renew, extend, rearrange or otherwise refinance the outstanding and unpaid principal of the Note or accrued interest thereon. In the event, however, the Lender from time to time renews, extends, rearranges, increases and/or otherwise refinances any portion or all of any Obligation and any accrued interest thereon at any time, such refinancing shall be evidenced by an appropriate promissory note in form and substance satisfactory to the Lender and, unless otherwise noted or modified at such time or times by the terms of such promissory note or any agreements executed in connection therewith, any such promissory note or notes and refinancing evidenced thereby shall be governed in all respects by the terms of this Agreement.

      2.7 Method of Making Payments. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender not later than the close of business (Houston time) on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds.

      2.8 Commitment Fee. In consideration of Lender's agreement to make Advances available to Borrower under the Commitment, subject to the terms of this Agreement, Borrower shall pay to Lender, a commitment fee equal to one-fourth of one percent (0.25%) per annum of the total amount available under the Commitment pursuant to Section 2.1 hereof (the "Commitment Fee"). Lender acknowledges that it has received from the Borrowers the sum of $62,500.00 as payment against the Commitment Fee. The balance of the Commitment Fee shall be due and payable at the execution and delivery of this Agreement. The Commitment Fee shall be deemed fully earned and non-refundable upon the execution and delivery of this Agreement by the parties, notwithstanding the Commitment is never fully funded during the term of this Agreement.

      2.9 Miscellaneous Charges. At the end of each month during the term of this Agreement, the Borrowers shall pay to the Lender in arrears on or before five (5) days after the later of (a) the end of each calendar month or (b) the Borrowers' receipt of the Lender's bill for such monthly period, a transaction fee equal to $15.00 per Pledged Mortgage and per Pledged Security held by Lender during such month and for which Lender has not previously received a transaction fee, for the handling and administration of Advances and Collateral. For the purposes hereof, Borrowers shall, at their sole cost and expense, pay all miscellaneous charges and expenses incurred by the Lender in connection with the handling and administration of Advances and Collateral, including, without limitation, all charges for security delivery fees and charges for overnight delivery of Collateral to Investors and any charges of an Approved Custodian in connection with Pledged Securities. Miscellaneous charges are due when incurred, but shall not be delinquent if paid within ten (10) days after receipt of an invoice or an account analysis statement from the Lender.

      2.10 Bailee. Lender appoints each Borrower - and each Borrower shall act - as its bailee to (i) hold in trust for Lender (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each Pledged Mortgage pledged by it, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Company) insuring such Borrower's perfected, first priority Lien created by that mortgage, deed of trust, or trust deed, (C) the original insurance policies for each Pledged Mortgage pledged by it, and (D) all other original documents relating to each Pledged Mortgage pledged by it, including any promissory notes, any other loan documents and supporting documentation, surveys, settlement statements, closing instructions, and Mortgage-backed Securities, and (ii) deliver to Lender any of the foregoing items as soon as reasonably practicable upon Lender's request.

3.    COLLATERAL.

      3.1 Grant of Security Interest. As security for the payment of the Note and for the performance of all of the Obligations hereunder, each Borrower hereby assigns and transfers all right, title and interest, now owned or hereafter acquired, in and to and grants a security interest to the Lender in the following described property, whether now owned or hereafter acquired (the "Collateral"):

            (a) All Mortgage Loans including all Mortgage Notes and Mortgages evidencing such Mortgage Loans which from time to time are delivered or caused to be delivered to the Lender or its designee, come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder (the "Pledged Mortgages");

            (b) All Mortgage-backed Securities which are from time to time delivered or caused to be delivered to, or are otherwise in the possession of the Lender, or its designee, its agent, bailee or custodian as assignee or pledged to the Lender, or for such purpose are registered by book-entry in the name of the Lender, including, without limitation, all Investment Grade Securities (the "Pledged Securities");

            (c) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all guaranties related to Pledged Securities; all Purchase Commitments held by such Borrower covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to such Borrower as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, and all other documents or instruments relating to the Pledged Mortgages, and the Pledged Securities, including, without limitation, any interest of such Borrower in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages;

            (d) All General Intangibles, Instruments, Documents and Chattel Paper evidencing, securing, supporting or relating to Pledged Mortgages or Pledged Securities, including, without limitation, causes of action, foreclosure suites and any judgments therein, relating thereto;

            (e) All Receivables, Contracts and Contract Rights relating to Pledged Mortgages or Pledged Securities pursuant to this Warehouse Credit Agreement, including, without limitation, (i) all Purchase Commitments,
      (ii) all commitments to insure or guarantee and all guarantees, (iii) all insurance policies and any claims thereunder, (iv) rights to maintain any escrows, (v) rights under any agreement pursuant to which any Pledged Mortgage or Pledged Security was purchased or issued, as the case may be, and (vi) all escrow accounts and all monies; securities and instruments deposited or required to be deposited in the escrow accounts;

            (f) All documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the foregoing Collateral) and other information and data of such Borrower relating to the foregoing Collateral;

            (g) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of such Borrower as assigned and pledged to the Lender;

            (h) All Hedging Contracts and Interest Rate Hedging Contracts with respect to the Pledged Mortgages and Pledged Securities; and

            (i) All cash and non-cash Proceeds of the foregoing Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the foregoing Collateral, and all products and proceeds of the foregoing Collateral, together with whatever is receivable or received when the foregoing Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing Collateral or proceeds thereof.

      3.2 Security Interest in Mortgage-backed Securities. A Borrower's ability to convert Mortgage Loans pledged by it to Mortgage-backed Securities are subject to the following conditions:

            (a) Pledged Mortgages that are to be transferred to a pool custodian in connection with the issuance of Mortgage-backed Securities, shall be released from the Lender's security interest only against payment to the Lender of the amount due the Lender in connection with such Pledged Mortgages as determined in accordance with Section 3.5 of this Agreement or against the issuance of such Mortgage-backed Securities and the continuation of the Lender's first priority, perfected security interest in such Mortgage-backed Securities and the proceeds thereof until payment due the Lender in respect of said Pledged Mortgages is made to the Lender.

            (b) In the case of Mortgage-backed Securities created from Pledged Mortgages, the Lender shall have the exclusive right to the possession of the Mortgage-backed Securities or, if the Mortgage-backed Securities are not to be issued in certificated form, shall have the right to have the book entries for the Mortgage-backed Securities issued in the Lender's name or the name or names of its designees. Lender shall cause delivery of the Mortgage-backed Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment therefor. Each Borrower acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Mortgage-backed Securities in book entry form in the name of such other financial institutions, as agent for the Lender, and each Borrower agrees upon request of the Lender, to execute and deliver to such other financial institutions its written concurrence in any such standing arrangements.

      3.3 Delivery of Collateral Documents. The Lender or its designee exclusively shall deliver Pledged Mortgages or Pledged Securities to (a) an Investor that has issued a Purchase Commitment with respect thereto for its examination and purchase, or (b) an Approved Custodian for purposes of examination or delivery in connection with the issuance of Mortgage-backed Securities. In such cases where the Lender must deliver documents to an Investor or Approved Custodian, the Lender must receive signed shipping instructions (in the form of EXHIBIT "D" attached hereto), no later than 2:00 p.m. Houston, Texas time one (1) Business Day prior to the expiration of the appended Purchase Commitment, in addition to any other documents listed in Section II of EXHIBIT "C" in respect of the issuance of Mortgage-backed Securities. If shipping instructions are received by Lender before 2:00 p.m. Houston, Texas time of any Business Day, Lender will ship the documents together with the Bailee Letter (in form of EXHIBIT "K") to the Investor or Approved Custodian on the same Business Day, otherwise Lender will ship the documents the next Business Day following receipt of shipping instructions. In any case in which an Advance has been made hereunder against Pledged Mortgages, based on the existence of a Purchase Commitment covering such Pledged Mortgages, each Borrower agrees that such Pledged Mortgages will not be placed in any mortgage pool other than an Eligible Mortgage Pool, unless such Pledged Mortgages have been redeemed from pledge as permitted hereunder or other arrangements, satisfactory to the Lender in its sole discretion, have been made for the redemption of such Pledged Mortgages from pledge hereunder. The Lender may deliver any document relating to the Collateral to a Borrower for correction or completion against a trust receipt in the form of EXHIBIT "E" attached hereto executed by such Borrower. Each Borrower hereby represents and warrants to the Lender that any request by it for release of the Collateral consisting of or relating to Mortgage Loans pledged by it shall be solely for the purposes of correcting clerical or non-substantial documentation problems in preparation for returning such Collateral to the Lender for ultimate sale or exchange; each Borrower shall request such release in compliance with all of the terms and conditions of such release set forth herein; and each Borrower will return to the Lender such documentation released to it pursuant to this Section 3.3 within ten (10) calendar days after such delivery.

      3.4 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Borrowers shall within ten (10) Business Days after Notice by the Lender (a) deliver to the Lender or its designee for pledge hereunder additional Mortgage Loans and/or cash, in aggregate amounts sufficient to cover the difference between the Collateral Value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to an amount equal to or below the Collateral Value of the Collateral pledged hereunder. If at any time the Collateral Value of any Collateral is zero, Borrowers shall immediately pay to Lender the aggregate balance of all Advances outstanding against such Collateral. If at any time the limitations of Section 2.1(b) (2) - (6) are exceeded, Borrowers shall immediately pay to Lender the amount of such excess.

      3.5 Right of Redemption from Pledge. So long as no Event of Default has occurred, a Borrower may redeem a Mortgage Loan or Mortgage-backed Security pledged by it by notifying the Lender of its intention to redeem such Mortgage Loan or Mortgage-backed Security from pledge and by paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, an amount (the "Redemption Amount") equal to the amount of the Advances made with respect to or relating to such Mortgage Loan or Mortgage-backed Security to be released as of the date of such application.

      3.6 Collection. So long as no Event of Default shall have occurred, each Borrower shall be entitled to service and receive and collect directly all sums payable to it in respect of the Collateral pledged by it other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to each Borrower in respect of the Collateral and in such case (a) the Lender or its designee in its discretion may, in its own name or in the name of the applicable Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) each Borrower shall, if the Lender so requests, forthwith pay to the Lender at its principal office all amounts thereafter received by such Borrower upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

      3.7 Return or Release of Collateral at End of Commitment. If (a) the Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations evidenced by the Loan Documents or due under this Agreement shall be outstanding and unpaid, the Lender shall deliver or release all Collateral in its possession to the Borrowers. The receipt of the Borrowers for any Collateral released or delivered to the Borrowers pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.    CONDITIONS PRECEDENT.

      4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof, of the following conditions precedent:

            (a) The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

                  (1) The Loan Documents dated as of the date hereof duly
            executed by the Borrowers;

                  (2) Certified copies of each Borrower's articles of
            incorporation and bylaws and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement and, with respect to each Borrower, a certification from the taxing authority of the state of incorporation stating that the applicable Borrower is in good standing with said taxing authority:

                  (3) An original resolution of the board of directors of each
            Borrower, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by such Borrower pursuant to this Agreement;

                  (4) A certificate (in the form of EXHIBIT "J-1" OR "J-2", as the case may be) of each Borrower's corporate secretary as to the resolution of the board of directors of such Borrower authorizing the execution, delivery and performance of this Agreement and the other Loan Documents and the incumbency and authenticity of the signatures of the officers of such Borrower executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender);

                  (5) Financial statements of the Company (and its Subsidiaries, on a consolidated basis) containing a balance sheet as of December 31, 1998 (the "Statement Date") and related statements of income, changes in stockholders' equity and cash flows for the period ended on the Statement Date and a balance sheet as of January 31, 1999 ("Interim Date") and related statement of income for the period ended on the Interim Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and in the case of the statements as of the Statement Date, audited by independent certified public accountants of recognized standing acceptable to the Lender;

                  (6) A favorable written opinion of counsel to the Borrowers, dated as of the date of this Agreement, to be in substantially the form of EXHIBIT "M" hereto, and addressed to the Lender;

                  (7) A tax, lien and judgment search of the appropriate public records for each Borrower, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder;

                  (8) Copies of the certificates, documents or other written instruments which evidence each Borrower's eligibility described in
            Section 5.11 hereof, all in form and substance satisfactory to the Lender;

                  (9) Copies of each Borrower's errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, all in form and content satisfactory to the Lender, showing compliance by such Borrower as of the date of this Agreement with the related provisions of Section 6.8 hereof and showing Lender as an additional loss payee on such policies;

                  (10) Executed financing statements in recordable form covering the Collateral and ready for filing in all jurisdictions required by the Lender;

                  (11) Evidence that the Funding Account has been established with the Lender.

      4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

            (a) In connection with an Advance, the applicable Borrower shall have delivered to the Lender the Advance Request or the Electronic Request, Collateral Documents, and documents required under and shall have satisfied the procedures set forth in Section 2.2 and EXHIBIT "C", according to the type of Collateral to be financed through the requested Advance. All items delivered to the Lender or its designee shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment or Purchase Agreement, as the case may be.

            (b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Texas or other applicable law.

            (c) The representations and warranties of the Borrowers contained in
      Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

            (d) Each Borrower shall have performed all agreements to be performed by it hereunder, and, as of the date of the Advance Request, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

            (e) Each Borrower shall not have incurred any material liabilities, direct or contingent, except as approved by Lender pursuant to Section 7.20, since the date hereof.

            (f) The Lender shall have received from counsel for the Borrowers, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

            (g) Such additional documents, instruments, and information as Lender or its legal counsel may require.

      Acceptance of the proceeds of the requested Advance by the applicable Borrower shall be deemed a representation by such Borrower that all conditions set forth in this Article 4 shall have been satisfied as of the date of such Advance.

5.    REPRESENTATIONS AND WARRANTIES.

      Each Borrower hereby represents and warrants to the Lender, as of the date of this Agreement and (unless otherwise notified in writing by such Borrower and Lender, in its sole discretion, approves in writing) as of the date of each Advance Request and the making of each Advance, that:

      5.1 Organization; Good Standing; Subsidiaries. Each Borrower and each Subsidiary of such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of such Borrower or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which each Borrower transacts business. The Borrowers have no Subsidiaries except as set forth on EXHIBIT "G" hereto. EXHIBIT "G" sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of the applicable Borrower in such Subsidiary.

      5.2 Authorization and Enforceability. Each Borrower has all requisite corporate power and authority to execute, deliver, create, issue, comply and perform this Agreement, the Note and all other Loan Documents to which such Borrower is party and to make the borrowings hereunder. The execution, delivery and performance by each Borrower of this Agreement, the Note and all other Loan Documents to which such Borrower is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of such Borrower (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of incorporation or by-laws of such Borrower, conflict with or result in a breach of or constitute a default or require any consent under any contracts to which such Borrower is a party, or result in the creation of any Lien upon any property or assets of such Borrower other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any Indebtedness of such Borrower pursuant to any agreement, instrument or indenture to which such Borrower is a party or by which such Borrower or its property may be bound or affected. This Agreement, the Note and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights generally.

      5.3 Financial Condition. The balance sheet of the Company provided to Lender pursuant to Section 4.1(a)(5) hereof (and if applicable, its Subsidiaries, on a consolidating and consolidated basis) as at the Statement Date, and the related statements of income, changes in stockholders' equity, and cash flows for the fiscal year ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company and its Subsidiaries as at the Statement Date and the Interim Date and the results of its and their operations for the fiscal period ended on the Statement Date and the Interim Date. The Company had, on the Statement Date and the Interim Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company or its Subsidiaries, nor is the Company aware of any state of facts particular to the Company which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

      5.4 Litigation. Except as disclosed on EXHIBIT "H", there are no actions, claims, suits or proceedings pending, or to the knowledge of the Borrowers, threatened or reasonably anticipated against or affecting any Borrower or any Subsidiary of any Borrower in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of such Borrower or any of its Subsidiaries, as a whole.

      5.5 Compliance with Laws. To the knowledge of Borrowers, neither the Borrowers nor any Subsidiary of the Borrowers is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Borrowers or any of Borrowers' Subsidiaries, as a whole.

      5.6 Regulations G and U. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

      5.7 Investment Company Act and Public Utility Holding Company Act. Neither the Borrowers nor any of their Subsidiaries is an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrowers nor any of their Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

      5.8 Agreements. Neither the Borrowers nor any Subsidiary of the Borrowers is a party to any agreement, instrument or indenture, or subject to any restriction, materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.3 hereof. The Borrowers and each Subsidiary of the Borrowers are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrowers as a whole. No holder of any Indebtedness of any Borrower or of any of its Subsidiaries has given notice of any alleged default thereunder or, if given, the same has been cured or will be cured by such Borrower within the cure period provided therein, and no liquidation or dissolution of any Borrower or any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to any Borrower or any of its Subsidiaries or any of their respective properties is pending, or to the knowledge of the Borrowers and each Subsidiary of the Borrowers, threatened.

      5.9 Title to Properties. The Company and each Subsidiary of the Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.3 hereof, free and clear of all Liens, except for liens not prohibited under this Agreement, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

      5.10 ERISA. All plans ("Plans") of a type described in Section 3(3) of ERISA in respect of which any Borrower or any Subsidiary of any Borrower is an "Employer," as defined in Section

3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the applicable Borrower nor any Subsidiary of such Borrower has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to such Borrower or a Subsidiary of such Borrower of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since December 1, 1974.

      5.11 Eligibility. Each Borrower has all requisite corporate power and authority and all necessary licenses, permits, franchises and other authorizations to own and operate its property and to carry on its business as now conducted. If approved now or hereafter as a lender or seller/servicer for any one or more of the governmental agencies as set forth below, each Borrower will remain at all times approved and qualified and in good standing and meet all requirements applicable to such status:

            (a) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA.

            (b) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FHLMC.

            (c) GNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to GNMA.

            (d) HUD approved lender, eligible to originate, purchase, hold, sell and service FHA-insured Mortgage Loans.

            (e) VA lender in good standing under the VA loan guarantee program eligible to originate, purchase, hold, sell, and service VA-guaranteed Mortgage Loans.

      5.12 Special Representations Concerning Collateral. Each Borrower hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance, that:

            (a) Each Borrower is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities pledged by it. All Pledged Mortgages, Pledged Securities, and Purchase Commitments have been duly authorized and validly granted or issued to the applicable Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been validly pledged or assigned to the Lender, subject to no other Liens.

            (b) Each Borrower has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

            (c) Any Mortgage Loan and related documents included in the Pledged Mortgages (1) as of the date of the Advance Request for such Mortgage Loan, has been duly executed and delivered by the parties thereto at a closing; (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations; (3) is valid and enforceable in accordance with its terms, without defense or offset; (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived; and (5) complies with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the applicable Borrower. Each Mortgage Loan has been fully advanced in the face amount thereof and each Mortgage creates a Lien on the premises described therein.

            (d) No monetary default, nor, to the knowledge of the Borrowers, any event which, with notice or lapse of time or both, would become a default, has occurred and is continuing under any Mortgage Loan included in the Pledged Mortgages; provided, however, that, with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any such default or event has occurred, the pledging Borrower will promptly notify the Lender and the same shall not have continued for more than ninety (90) days.

            (e) Each Borrower has complied with all laws, rules and regulations in respect of the FHA insurance or VA guarantee of each Mortgage Loan included in the Pledged Mortgages designated by the Company as an FHA insured or VA guaranteed Mortgage Loans, and such insurance or guarantee is in full force and effect. All such FHA insured and VA guaranteed Mortgage Loans comply in all respects with all applicable requirements for purchase under the FNMA standard form of selling contract for FHA insured and VA guaranteed loans and any supplement thereto then in effect.

            (f) All fire and casualty policies covering Mortgaged Property encumbered by a Pledged Mortgage (1) name the applicable Borrower and its successors and assigns as the insured under a standard mortgagee clause,
      (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available, as well as insurance against flood hazards if the same is required by FHA or VA.

            (g) Pledged Mortgages encumbering Mortgaged Property located in a special flood hazard area designated as such by the Secretary of HUD are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

            (h) Each FHA insured Mortgage Loan pledged hereunder meets all applicable governmental requirements for such insurance. Each Mortgage Loan, against which an Advance is made on the basis of a Purchase Commitment meets all requirements of such Purchase Commitment. Each Borrower shall assure that Mortgage Loans pledged pursuant to this Agreement and intended to be used in the formation of Mortgage-backed Securities shall comply, or prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

            (i) For Pledged Mortgages which will be used to secure GNMA Mortgage-backed Securities, the Company has received from GNMA a Confirmation Notice or Confirmation Notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of GNMA sufficient to permit the issuance of GNMA Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the applicable Borrower as the Mortgage Loans to be used to secure such GNMA Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the applicable Borrower to one of such Pool Numbers and a portion of the available GNMA Commitment has been allocated thereto by the applicable Borrower, in an amount at least equal to the principal amount of each Mortgage Note secured by such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the applicable Borrower.

            (j) Each Pledged Mortgage in excess of $250,000.00 is supported by an appraisal that meets the appraisal requirements of FNMA or FHLMC (in the case of "HCP" Mortgaged Property), or the Office of Thrift Supervision for the type of Mortgaged Property securing that Pledged Mortgage; or, alternatively, such Pledged Mortgage is eligible for purchase or is guaranteed or insured by a U.S. Government agency or a U.S. Government sponsored enterprise.

      5.13 RICO. Each Borrower is not in violation of any laws, statutes or regulations, including, without limitation, RICO, which contain provisions which could potentially override Lender's security interest in the Collateral.

      5.14 Proper Names. Each Borrower does not operate in any jurisdiction under a trade name, division, division name or name other than those names set forth on EXHIBIT "I" attached hereto and all such names included on EXHIBIT "I" are utilized by the applicable Borrower only in the jurisdictions listed therein.

      5.15 Direct Benefit From Loans. Each Borrower has received, or, upon the execution and funding thereof, will receive (a) direct benefit from the making and execution of this Agreement and the other Loan Documents to which it is a party, and (b) fair and independent consideration for the entry into, and performance of, this Agreement and the other Loan Documents to which it is a party. Contemporaneously with the disbursements of each Advance by the Lender to a Borrower, all such proceeds will be used to finance the origination or purchase of Eligible Mortgage Loans or for working capital purposes with respect to Advances against Investment Grade Securities.

      5.16 Loan Documents Do Not Violate Other Documents. Neither the execution and delivery by the Borrowers of this Agreement or any other Loan Document to which it is a party nor the consummation of the transactions herein and therein contemplated, nor the performance of, or compliance with, the terms and provisions hereof and thereof, does or will contravene, breach or conflict with any provision of either of its articles of incorporation or by-laws, or any applicable law, statute, rule or regulation or any judgment, decree, writ, injunction, franchise, order or permit applicable to any Borrower or its assets or properties, or does or will conflict or be inconsistent with, or does or will result in any breach or default of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of any Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or other instrument to which any Borrower is a party or by which any Borrower or any of its property may be bound, the contravention, conflict, inconsistency, breach or default of which will have a materially adverse effect on such Borrower's condition, financial or otherwise, or affect its ability to perform, promptly and fully, its obligations hereunder or under any of the other Loan Documents.

      5.17 Consents Not Required. Except for those consents that have already been obtained and delivered to Lender or required as a condition to any Advance hereunder, no consent of any Person and no consent, license, permit, approval, or authorization of, exemption by, or registration or declaration with, any Tribunal is required in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any of the Loan Documents by the Borrowers.

      5.18 Material Fact Representations. Neither the Loan Documents nor any other agreement, document, certificate, or written statement furnished to the Lender by or on behalf of any Borrower in connection with the transactions contemplated in any of the Loan Documents contains any untrue statement of a material adverse fact. There are no material adverse facts or conditions relating to the making of the Commitment, any of the Collateral, and/or the financial condition and business of any Borrower known to any Borrower which have not been fully disclosed, in writing, to the Lender, it being understood that this representation is made as of, and shall be limited to the date of this Agreement. All writings heretofore or hereafter exhibited or delivered to the Lender by or on behalf of any Borrower are and will be genuine and what they purport to be.

      5.19 Place of Business. The principal place of business of the Company is 90 West Street, Suite 1508, New York, New York 10006, and the chief executive office of the Company and the office where it keeps its respective financial books and records relating to their property and all contracts relating thereto and all accounts arising therefrom is located at the address set forth for the Company in Section 9 hereof. The principal place of business of "HCP" is 90 West Street, Suite 1508, New York, New York 10006, and the chief executive office of "HCP" and the office where it keeps its respective financial books and records relating to their property and all contracts relating thereto and all accounts arising therefrom is located at the address set forth for "HCP" in Section 9 hereof.

      5.20 Use of Proceeds; Business Loans. Each Borrower will use the proceeds of the Advances made pursuant to the Commitment solely as follows, and for no other purpose: finance the purchase of Eligible Mortgage Loans or Eligible Non-Conforming Mortgage Loans or for working capital purposes with respect to Advances against Investment Grade Securities. All loans evidenced by the Note are and shall be "business loans", as such term is used in the Depository

Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business or commercial purposes and not primarily for personal, family, household or agricultural use, as such terms are used or defined in the Texas Credit Title, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and Titles I and V of the Consumer Credit Protection Act. The provisions of the Texas Credit Title which regulate revolving loans and revolving triparty accounts shall not apply to this Agreement.

      5.21 No Undisclosed Liabilities. Other than as permitted in Section 7.19 hereof, each Borrower does not have any liabilities or Indebtedness, direct or contingent, except for liabilities or Indebtedness which, in the aggregate, do not exceed $25,000.00.

      5.22 Tax Returns and Payments. All federal, state and local income, excise, property and other tax returns required to be filed with respect to each Borrower's operations and those of its Subsidiaries in any jurisdiction have been filed on or before the due date thereof (plus any applicable extensions); all such returns are true and correct; all taxes, assessments, fees and other governmental charges upon each Borrower and its Subsidiaries and upon its property, income or franchises, which are due and payable have been paid, including, without limitation, all FICA payments and withholding taxes, if appropriate, other than those which are being contested in good faith by appropriate proceedings, diligently pursued and as to which such Borrower has established adequate reserves determined in accordance with GAAP, consistently applied. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section 5.3 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Company and its Subsidiaries, accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which Company and its Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other Person.

      5.23 Subsidiaries. Except as set forth in EXHIBIT "G" hereto, each Borrower has not issued, and does not have outstanding, any warrants, options, rights or other obligations to issue or purchase any shares of its capital stock or other securities. The outstanding shares of capital stock of each Borrower have been duly authorized and validly issued and are fully paid and nonassessable. All Subsidiaries of each Borrower are listed on EXHIBIT "G", attached hereto.

      5.24 Holding Company. The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

6.    AFFIRMATIVE COVENANTS.

      Each Borrower hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations of any Borrower to be paid or performed under this Agreement or under any other Loan Document, each Borrower shall:

      6.1 Payment of Note. Punctually pay or cause to be paid the principal of, interest on and all other amounts payable hereunder and under the Note in accordance with the terms thereof.

      6.2 Financial Statements and Other Reports. Deliver or caused to be delivered to the Lender:

            (a) As soon as available and in any event within thirty (30) days after the end of each calendar month, statements of income, changes in stockholders' equity, and cash flows of each Borrower and, if applicable, such Borrower's Subsidiaries, on a consolidated and consolidating basis for the immediately preceding month, and related balance sheet as at the end of the immediately preceding month, all in reasonable detail, prepared in accordance with GAAP applied on a consistent basis, and certified as to the fairness of presentation by the president and chief financial officer of each Borrower, subject, however, to year-end audit adjustments.

            (b) As soon as available and in any event within ninety (90) days after the close of each fiscal year: statements of income, changes in stockholders' equity and cash flows of each Borrower, and, if applicable, such Borrower's Subsidiaries, on a consolidated and consolidating basis for such year, the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by each Borrower and acceptable to the Lender, as to said financial statements and a certificate signed by the president and chief financial officer of each Borrower stating that said financial statements fairly present the financial condition and results of operations of each Borrower and, if applicable, such Borrower's Subsidiaries as at the end of, and for, such year.

            (c) Together with each delivery of financial statements required in this Section 6.2, (i) an Officer's Certificate of Company in substantially the form of EXHIBIT "F" hereto, (ii) a written summary of all Hedging Contracts and Interest Rate Hedging Contracts maintained by Borrowers,
      (iii) a written summary of each Borrower's delinquency experience with respect to Pledged Mortgages, and (iv) a written static pool analysis segregated by pledged or unpledged to the Lender and setting forth current delinquency and prepayment status.

            (d) Copies of all regular or periodic financial and other reports, if any, which any Borrower shall file with the Securities and Exchange Commission or any governmental agency successor thereto and copies of any audits completed by GNMA, FHLMC, or FNMA. Copies of the Mortgage Bankers' Financial Reporting Forms (FNMA Form 1002) which any
      Borrower shall have filed with FNMA.

            (e) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of any Borrower as the Lender may reasonably request.

      6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.11 hereof; conduct its business in an orderly and efficient manner; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

      6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings, and with sufficient reserves established therefor.

      6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender to (a) discuss the business, operations, assets and financial condition of such Borrower and its Subsidiaries with their officers and employees and to examine their books of account, records, reports and other papers and make copies or extracts thereof, and (b) inspect all of its property and all related information and reports at Lender's expense, all at such reasonable times as the Lender may request. Each Borrower will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any authorized representatives of the Lender may address to them in reference to the financial condition or affairs of such Borrower and its Subsidiaries. Such Borrower may have its representatives in attendance at any meetings between the officers or other representatives of the Lender and its accountants held in accordance with this authorization.

      6.6 Notice. Give prompt written notice to the Lender of (a) any action, suit or proceeding instituted by or against any Borrower or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of Twenty-Five Thousand Dollars ($25,000.00) (except for normal collection and foreclosure proceedings initiated by any Borrower in connection with a Mortgage Loan or any other mortgage loan), or any such proceedings threatened against any Borrower, or any of its Subsidiaries in writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against it, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of any Borrower's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.11 hereof, (e) the transfer, loss or termination of any Servicing Contract to which any Borrower is a party, or which is held for the benefit of such Borrower, and the reason for such transfer, loss or termination, if known to such Borrower, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of any Borrower or its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement instrument or indenture to which any Borrower is a party or to which such Borrower, its properties or assets may be subject.

      6.7 Payment of Debt, Taxes, etc. Pay and perform all of its obligations and Indebtedness, and cause to be paid and performed all obligations and Indebtedness of its Subsidiaries in accordance with the terms thereof and pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or its Subsidiaries, or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that such Borrower and its Subsidiaries shall not be required to pay obligation, Indebtedness, taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which it or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued if such proceedings do not involve any likelihood of the sale, forfeiture or loss of any such property or any interest therein while such proceedings are pending, and provided further that book reserves adequate under generally accepted accounting principles shall have been established with respect thereto and provided further that the owing Person's title to, and its right to use, its property is not materially adversely affected thereby.

      6.8 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FNMA and FHLMC requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and
(c) within thirty (30) days after notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of such Borrower. Copies of such policies shall be furnished to the Lender without charge upon obtaining such coverage or any renewal of or modification to such coverage.

      6.9 Other Loan Obligations. Perform all obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which such Borrower is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or non-renewal of any of its other lines of credit or financing agreements with any other lender. EXHIBIT "B" hereto is a true and complete list of all such lines of credit or financing agreements as of the date hereof.

      6.10 Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purpose of financing or purchasing Eligible Mortgage Loans or Eligible Non-Conforming Mortgage Loans or for working capital purposes with respect to Advances against Investment Grade Securities.

      6.11  Special Affirmative Covenants Concerning Collateral.

            (a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

            (b) Service or cause to be serviced all Pledged Mortgages in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable FHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. Each Borrower shall service or cause to be serviced all Mortgage Loans backing Pledged Securities pledged by it in accordance with applicable governmental requirements and issuers of Purchase Commitments covering the same. Each Borrower shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities pledged by it in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

            (c) Execute and deliver to the Lender such Uniform Commercial Code financing statements with respect to the Collateral as the Lender may request. Each Borrower shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender to secure the Collateral, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Texas, or any other applicable law, in addition to all rights provided for herein.

            (d) Notify the Lender within two (2) Business Days after receipt of notice from an Investor of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security pledged by it.

            (e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. Each Borrower will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than the expiration thereof.

            (f) Maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by such Borrower and approved by the Lender, and, upon request, shall make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

      6.12 Cure of Defects in Loan Documents. Promptly cure and cause to be promptly cured any defects in the creation, issuance, execution and delivery of this Agreement and the other Loan Documents; and upon request of the Lender and at its expense, each Borrower will promptly execute and deliver, and cause to be executed and delivered, to the Lender or its designee, all such additional documents, agreements and/or instruments in compliance with or in accomplishment of the covenants and agreements of this Agreement and the other Loan Documents, and/or to create, perfect, preserve, extend and/or maintain any and all Liens created pursuant hereto or pursuant to any other Loan Document as valid and perfected Liens (of a priority as set forth in this Agreement) in favor of the Lender to secure the Obligations, all as reasonably requested from time to time by the Lender.

7.    NEGATIVE COVENANTS.

      Each Borrower hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations of any Borrower to be paid or performed under this Agreement or any other Loan Document, each Borrower shall not, either directly or indirectly, without the prior written consent of the
Lender:

      7.1 Contingent Liabilities. Assume, incur, create, guarantee, endorse, or otherwise become or be liable for the obligation of any Person other than a co-Borrower except for such Borrower's endorsement of negotiable instruments for deposit or collection in the ordinary course of business and with respect to those Contingent Liabilities previously disclosed to and approved by the Lender guaranteeing Indebtedness in amounts previously disclosed to and approved by Lender to HCP.

      7.2 Merger; Acquisitions. Liquidate, dissolve, consolidate or merge with, or sell any substantial part of its assets or acquire any substantial part of the assets of another, or permit any Subsidiary to do any of the foregoing or engage in any business activities or operations substantially different from or unrelated to those in which the Company or its Subsidiaries were engaged on the date hereof except that any Subsidiary may merge with and into or transfer any part of its assets to the Company and any Borrower may acquire the assets of another business that is engaged in business activities or operations substantially similar to such Borrower's and PROVIDED, FURTHER, that if after giving effect thereto, no Event of Default or Default would exist hereunder.

      7.3 Loss of Eligibility. Take any action that would cause such Borrower to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.11 hereof.

      7.4 Debt to Adjusted Tangible Net Worth Ratio. Permit the ratio of Debt to Adjusted Tangible Net Worth of the Company (and their Subsidiaries, on a consolidated basis) to exceed 7:1 computed as of the end of each calendar month. For the purposes of this Section 7.5, Debt of the Company shall include only recourse liabilities as determined in accordance with GAAP.

      7.5 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), computed as of the end of each calendar month.

      7.6 Minimum GAAP Net Worth. Permit GAAP Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00), computed as of the end of each calendar month.

      7.7 Minimum Current Ratio. Permit the Current Ratio of the Company (and its Subsidiaries, on a consolidated basis) to be less than 1.01 to 1.0 computed as of the end of each calendar month.

      7.8 Maximum Non-Investment Grade Securities to Adjusted Tangible Net Worth Ratio. Permit the ratio of Non-Investment Grade Securities to Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed 0.50:1 computed as of the end of each calendar month.

      7.9 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with an Affiliate unless such transaction is (a) otherwise permitted under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person who is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.9 to any Affiliate. In no event shall the Borrower pledge to the Lender hereunder any Mortgage Loan acquired by the Borrower from an Affiliate of the Borrower.

      7.10 Limits on Corporate Distributions. Pay, make or declare or incur any liability to pay, make or declare any dividend (excluding stock dividends) or other distribution, direct or indirect, on or on account of any shares of its stock or any redemption or other acquisition, direct or indirect, of any shares of its stock or of any warrants, rights or other options to purchase any shares of its stock nor purchase, acquire, redeem or retire any stock or ownership interest in itself whether now or hereafter outstanding except that so long as no Default, Event of Default or violation of Sections 7.4, 7.5, 7.6, 7.7 and 7.8 hereof exists at such time, or would exist immediately thereafter, such Borrower may declare and pay cash dividends to its shareholders.

      7.11 RICO. Violate any laws, statutes or regulations, whether federal or state, for which forfeiture of its properties is a potential penalty, including, without limitations, RICO.

      7.12 No Loans or Investments Except Approved Investments. Without the prior written consent of Lender, make or permit to remain outstanding any loans or advances to, or investments in, any Person, except that the foregoing restriction shall not apply to:

            (a) investments in marketable obligations maturing no later than 180 days from the date of acquisition thereof by such Borrower and issued and fully guaranteed, directly, by the full faith and credit of the Government of the United States of America or any agency thereof; and

            (b) investments in certificates of deposit maturing no later than 180 days from the date of issuance thereof and issued by commercial banks in the United States and such banks rated by Moody's Investor Service, Inc. and receiving a rating of Prime-2 or higher on Moody's short term debt rating or rated by Standard & Poor's Corporation and receiving a rating of AA-/A1+ or higher on S&P's short term debt rating, or issued by Lender, it being acknowledged and agreed that the foregoing requirements shall pertain to certificates of deposit issued and/or received on a date on or after the date of this Agreement);

            (c) investments made in the ordinary and usual course of business;

            (d) Mortgage Loans or Mortgage backed Securities originated or acquired in the ordinary course of business; and

            (e) advances to HCP made in the ordinary and usual course of business.

      7.13  Charter Documents and Business Termination.

            (a) Amend or otherwise modify its corporate charter or otherwise change its corporate structure in any manner which will have a materially adverse effect on such Borrower's condition, financial or otherwise, or which will have a material adverse effect upon such Borrower's ability to perform, promptly and fully, its obligations hereunder or under any of the other Loan Documents, or

            (b) Take any action with a view toward its dissolution, liquidation or termination, or, in fact, dissolve, liquidate or terminate its existence.

      7.14 Changes in Accounting Methods. Make any change in its accounting method as in effect on the date of this Agreement or change its fiscal year ending date from December 31, unless such changes (a) are required for conformity with generally accepted accounting principles and, in such event, such Borrower will give prior written notice of each such change to the Lender or (b) or if not so required, are in conformity with generally accepted accounting principles and have the prior written approval of the Lender which approval shall not be unreasonably withheld.

      7.15 No Sales, Leases or Dispositions of Property. Except in the ordinary course of its business, sell, lease, transfer or otherwise dispose of all or any material portion or portions or integral part of its properties or assets, whether now owned or hereafter acquired (whether in a single transaction or in a series of transactions), or enter into any arrangement, directly or indirectly, with any person, whereby it shall sell or transfer any of its properties or assets, whether now owned or hereafter acquired, and thereafter rent or lease as lessee such property or any part thereof which it intends to use for substantially the same purpose or purposes as the property sold or transferred.

      7.16 Changes in Business or Assets. Make any substantial change (a) in the nature of its business as now conducted, or (b) in the use of its property as now used and proposed to be used.

      7.17 Changes in Office or Inventory Location. Change the address and/or location of its chief executive office or principal place of business or the place where it keeps its books and records or its inventory to a location outside the State of New York, as applicable, unless, prior to any such change, such Borrower shall execute and cause to be executed such additional agreements and/or lien instruments as the Lender may reasonably request to conform with the provisions hereof and the transactions and perfected Liens in the Collateral contemplated under this Agreement and the other Loan Documents.

      7.18  Special Negative Covenants Concerning Collateral.

            (a) Amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities pledged by it. Notwithstanding, Borrower may waive, modify or vary any terms of any Pledged Mortgages or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any mortgagor; provided, however, that (unless the mortgagor is in default with respect to the Pledged Mortgage, or such default is, in the judgment of the Borrower, imminent) the Borrower may not permit any modification with respect to any Pledged Mortgage that would change the mortgage interest rate, defer or forgive the payment of any principal or interest, change the outstanding principal amount (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Pledged Mortgage or release any collateral securing such Pledged Mortgage.

            (b) Sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

            (c) Make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

      7.19 No Indebtedness. Except for the Indebtedness described in EXHIBIT "B" hereto, without the prior written consent of Lender, incur, create, assume or guarantee or in any manner become or be liable or permit to be outstanding any Indebtedness (including obligations for the payment of rentals other than provided for herein) nor guarantee any contract or other obligation, and will not in any way become or be responsible for obligations of any Person, whether by agreement to purchase the Indebtedness of any other Person or agreement for the furnishing of funds to any other Person through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the Indebtedness of any other Person or otherwise, except that the foregoing restrictions shall not apply to:

            (a) the Obligations;

            (b) liabilities for taxes, assessments, governmental charges or levies which are not yet due and payable or which are being contested in good faith by appropriate proceedings diligently conducted if reserves adequate under generally accepted accounting principles have been established therefor;

            (c) endorsements of negotiable instruments for collection in the ordinary course of business;

            (d) Indebtedness incurred in the ordinary course of business in connection with normal trade or business obligations which are payable within 90 days of the occurrence thereof, provided, however, that no Indebtedness shall be incurred by such Borrower to any Affiliate other than in the ordinary course of business and upon substantially the same or better terms as it could obtain in an arm's length transaction with a Person who is not an Affiliate.

            (e) Indebtedness of less than $50,000.00, in the aggregate, incurred in the ordinary course of business.

            (f) Indebtedness incurred in the ordinary course of business for the purpose of leasing office space or equipment to be used in the conduct of the business of such Borrower.

            (g) Short-term lines of credit (not to exceed one year maturity) incurred in the ordinary and usual course of business.

8.    DEFAULTS; REMEDIES.

      8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

            (a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, beyond any applicable grace period, the principal or interest on any other indebtedness due the Lender; or

            (b) Failure of any Borrower or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other Indebtedness or in the payment of any contingent obligation beyond any period of grace provided; or breach or default with respect to any other material term of any other Indebtedness of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, Indebtedness of such Borrower or its Subsidiaries in the aggregate amount of Fifty Thousand Dollars ($50,000.00) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise) or failure of any Borrower to comply with Section 6.11 hereof; or

            (c) Any representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by any Borrower in writing pursuant hereto or thereto shall be inaccurate or incomplete in any materially adverse respect on the date as of which made or deemed made; or

            (d) The Borrowers shall default in the performance of or compliance with any term or covenant contained in this Agreement and such default shall not have been remedied or waived within thirty (30) days after receipt of notice from the Lender of such default other than those referred to above in Subsections 8.1(a), 8.1(b), or 8.1(c); or

            (e) (1) A court having jurisdiction shall enter a decree or order for relief in respect of any Borrower or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in respect of any Borrower or any of its Subsidiaries, which decree or order is not stayed; or a filing of an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of any Borrower or any of its Subsidiaries has occurred; or (2) any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower or any of its Subsidiaries, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of any Borrower or any of its Subsidiaries, for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Borrower or any of its Subsidiaries, and the continuance of any such events in Subsections (1) and (2) above for sixty (60) days unless dismissed or discharged (provided, however, that Lender shall have no obligation to make Advances during said sixty (60) day period); or

            (f) Any Borrower or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by any Borrower or any of its Subsidiaries of any assignment for the benefit of creditors; or the failure of any Borrower or any of its Subsidiaries, or the admission by any of them of its inability, to pay its debts as such debts become due; or

            (g) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of Fifty Thousand Dollars ($50,000.00) shall be entered or filed against any Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event no later than five (5) days prior to the date of any proposed sale thereunder; or

            (h) Any order, judgment or decree shall be entered against any Borrower decreeing the dissolution or split up of such Borrower and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days (provided, however, Lender shall not be obligated to make Advances during said 20 day period); or

            (i) Any Plan maintained by any Borrower or any of its Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit

      Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof such Borrower's or any Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Fifty Thousand Dollars ($50,000.00) (or in the case of a termination involving such Borrower or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

            (j) Any Borrower or any of its Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Fifty Thousand Dollars ($50,000.00); or

            (k) Any Borrower shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof, or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

            (l) Any Borrower dissolves or terminates its existence, or discontinues its usual business; or

            (m) Any court shall find or rule, or any Borrower shall assert or claim, (i) that the Lender does not have a valid, perfected, enforceable Lien and security interest in the Collateral of the priority as represented in this Agreement or in any other Loan Document, or (ii) that this Agreement or any of the Loan Documents does not or will not constitute the legal, valid, binding and enforceable obligations of the party or parties (as applicable) thereto, or (iii) that any Person has a conflicting or adverse Lien, claim or right in, or with respect to, the Collateral and the Borrowers are unable within 10 days to have such finding or ruling reversed or to have such adverse Lien, claim or right removed; or

            (n) Any Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint or other process which is not vacated within 60 days from the date thereof; or

            (o) There shall be a material adverse change in the financial condition, business or operations of the Company.

      8.2 Remedies.

            (a) Upon the occurrence of any Event of Default described in Sections 8.1(e) or 8.1(f), the Commitment shall be terminated and the unpaid principal amount of and accrued and unpaid interest on the Note shall automatically become due and payable, without presentment for payment, demand, notice of non-payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, maturity, or any other notices or requirements of any kind of Lender to the Borrowers or any other Person liable thereon or with respect thereto, all of which are hereby expressly waived by each Borrower.

            (b) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(e) or 8.1(f), the Lender may, by written notice to the Borrowers, terminate the Commitment and/or declare all Obligations of the Borrowers to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

            (c) Upon the occurrence of any Event of Default, the Lender may also do any of the following:

                  (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of Obligations of the Borrowers in any manner permitted by law or provided for hereunder.

                  (2) Notify all obligors in respect of the Collateral that the
            Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                  (3) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Borrowers.

                  (4) Require any Borrower to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                  (5) Enter onto property where any Collateral or books and
            records relating thereto are located and take possession thereof with or without judicial process.

                  (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

                  (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Texas or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Borrowers not less than ten (10) days' notice of any such public sale or of the date after which private sale may be held. Each Borrower agrees that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                  (8) Proceed against the Borrowers on the Note.

            (d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. Each Borrower hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree and none of the actions described herein shall render Lender's disposition of the Collateral in such a manner as commercially unreasonable.

            (e) Each Borrower specifically waives (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which such

      Borrower has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of such Borrower against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

            (f) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

            (g) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by each Borrower to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

      8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

            First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

            Second, to the payment of any other amounts due (other than principal and interest) under the Note or this Agreement;

            Third, to the payment of interest accrued and unpaid on the Note;

            Fourth, to the payment of the outstanding principal balance of the Note; and

            Finally, to the payment to the Borrowers, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations of the Borrowers, the Borrowers shall remain liable for any deficiency, except as otherwise provided herein.

      8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of each Borrower, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the applicable Borrower or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the applicable Borrower, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same.

      8.5 Right of Set-Off. If the Borrowers shall default in the payment of the Note, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any other Obligations under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit of the account of the Borrowers or any one of them (excluding any monies held by the Borrowers or any one of them in trust for third parties) against and on account of the Obligations, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured; provided, however, that the Lender shall not be allowed to set-off against funds in accounts with respect to which (i) any Borrower is a trustee or an escrow agent in respect of bona fide third parties other than Affiliates, and
(ii) such trust or escrow arrangement was so denominated at the time of the creation of such account.

9.    NOTICES.

      All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or mailed, first class, return receipt requested, postage prepaid, or delivered by overnight courier, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person or by overnight courier, or if mailed on the third Business Day after being deposited in the mails, addressed as follows:

            If to Company:    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                              Attn: Joyce S. Mizerak

                              90 West Street, Suite 1509
                              New York, New York 10006
                              Tel: (212) 732-5086
                              Fax: (212) 732-4728
                              Email: joyce.mizerak@hanovercapital.com

            If to "HCP":      HANOVER CAPITAL PARTNERS LTD.
                              Attn: Joyce S. Mizerak
                              90 West Street, Suite 1509
                              New York, New York 10006
                              Tel: (212) 732-5086
                              Fax:  (212) 732-4728
                              Email: joyce.mizerak@hanovercapital.com

            If to the Lender: Bank United
                              Attn: John D. West
                              Regional Director, Mortgage Banker Finance
                              400 Colony Square, Suite 200
                              Atlanta, Georgia 30361
                              Tel: (404) 877-9192
                              Fax:  (404) 877-9195
                              Email: westj@bankunited.com

            with a copy to:   Bank United
                              Attn: Jonathon K. Heffron
                              General Counsel
                              3200 Southwest Freeway, Suite 2600
                              Houston, Texas 77027
                              Tel: (713) ______________
                              Fax: (713) 543-6469
                              Email: ________________

10.   REIMBURSEMENT OF EXPENSES; INDEMNITY.

      The Borrowers shall: (a) pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, documentation, enforcement, and administration of this Agreement, the Note, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; provided that Lender's reasonable attorney's fees for the preparation of the Loan Documents shall not exceed $5,000.00 plus the reasonable costs and expenses of counsel; (b) pay, and hold the Lender and any holder of the Note harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (C) INDEMNIFY, PAY AND HOLD HARMLESS THE LENDER AND ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS AND ANY SUBSEQUENT HOLDER OF

THE NOTE FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND WHATSOEVER (THE "INDEMNIFIED LIABILITIES") WHICH MAY BE IMPOSED UPON, INCURRED BY OR ASSERTED AGAINST THE LENDER OR SUCH HOLDER IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE NOTE, OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY TO THE EXTENT THAT ANY SUCH INDEMNIFIED LIABILITIES RESULT (DIRECTLY OR INDIRECTLY) FROM ANY CLAIMS MADE, OR ANY ACTIONS, SUITS OR PROCEEDINGS COMMENCED OR THREATENED, BY OR ON BEHALF OF ANY CREDITOR (EXCLUDING THE LENDER AND THE HOLDER OR HOLDERS OF THE NOTE), SECURITY HOLDER, SHAREHOLDER, CUSTOMER (INCLUDING, WITHOUT LIMITATION, ANY PERSON HAVING ANY DEALINGS OF ANY KIND WITH ANY BORROWER), TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE AND/OR AGENT OF ANY BORROWER ACTING IN SUCH CAPACITY, ANY BORROWER OR ANY GOVERNMENTAL REGULATORY BODY OR AUTHORITY. THE FOREGOING INDEMNITY SHALL NOT APPLY TO THE EXTENT THE INDEMNIFIED LIABILITIES RESULT FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDER OR LENDER'S OWN VIOLATIONS OF REGULATIONS APPLICABLE TO IT. THE AGREEMENT OF THE BORROWERS CONTAINED IN THIS SUBSECTION (C) SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT AND THE PAYMENT IN FULL OF THE NOTE. ATTORNEYS' FEES AND DISBURSEMENTS INCURRED IN ENFORCING, OR ON APPEAL FROM, A JUDGMENT PURSUANT HERETO SHALL BE RECOVERABLE SEPARATELY FROM AND IN ADDITION TO ANY OTHER AMOUNT INCLUDED IN SUCH JUDGMENT, AND THIS CLAUSE IS INTENDED TO BE SEVERABLE FROM THE OTHER PROVISIONS OF THIS AGREEMENT AND TO SURVIVE AND NOT BE MERGED INTO SUCH JUDGMENT.

11.   FINANCIAL INFORMATION.

      All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Statement Date (except to the extent otherwise required to conform to good accounting practice).

12.   MISCELLANEOUS.

      12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of each Borrower shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations of the Company hereunder or under the Note to be paid or performed.

      12.2 Assignment. This Agreement may not be assigned by the Borrowers. The Lender may assign, at any time, in whole or in part, its rights and delegate its obligations under this Agreement and the other Loan Documents, along with the Lender's security interest in any or all of the Collateral, and any assignee thereof may enforce this Agreement and the other Loan Documents, and such security interest.

      12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

      12.4 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Texas, without reference to its principles of conflicts of laws.

      12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations under this Agreement. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, each Borrower agrees that each disposition will give rise to a debtor-creditor relationship of such Borrower to the Participant, and such Borrower authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of such Borrower which may be in the hands of such Participant. Each Borrower authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning such Borrower, this Agreement and the Collateral.

      12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to each Borrower, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Borrowers to the Lender, and for the payment of certain fees by the Borrowers to the Lender. The relationship between the Lender and the Borrowers is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Borrowers, as permitting or obligating the Lender to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of the Lender to the Borrowers, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. Each Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision for waiver of trial by jury. Each Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

      12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

      12.8 Usury. It is the intent of Lender and the Borrowers in the execution and performance of this Agreement and the Note or any Loan Document to remain in strict compliance with Applicable Law from time to time in effect. In furtherance thereof, Lender and the Borrowers stipulate and agree that none of the terms and provisions contained in the Note, this Agreement or any Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or amount of interest permitted to be charged under Applicable Law. For purposes of this Agreement, the Note and any other Loan Document, "interest" shall include the aggregate of all charges which constitute interest under Applicable Law that are contracted for, taken, charged, reserved, or received under this Agreement, the Note or any other Loan Document. The Borrowers shall never be required to pay unearned interest or interest at a rate or in an amount in excess of the Maximum Rate or amount of interest that may be lawfully charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Agreement and the Note or any Loan Document, which may be in actual or apparent conflict herewith. If the Note is prepaid, or if the maturity of the Note is accelerated for any reason, or if under any other contingency the effective rate or amount of interest which would otherwise be payable under the Note would exceed the Maximum Rate or amount of interest Lender or any other holder of the Note is allowed by Applicable Law to charge, contract for, take, reserve or receive, or in the event Lender or any holder of the Note shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Note to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under Applicable Law then in effect, then the principal amount of the Note or the amount of interest which would otherwise be payable under the Note or both shall be reduced to the amount allowed under Applicable Law as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate or amount of interest permitted by Applicable Law shall immediately be returned to or credited to the account of the Borrowers upon such determination. Lender and the Borrowers further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under the Note which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate, shall be made to the extent not prohibited by Applicable Law, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Note, all interest at any time contracted for, charged, taken, reserved or received from the Borrowers or otherwise by Lender or any other holder of the Note.

      12.9 Consent to Jurisdiction. Subject to the provisions of Section 12.10 of this Agreement, the Company hereby agrees that any action or proceeding under this Agreement, the Note or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Texas, by service of process upon the Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in Harris County, State District Court or in the United States District Court for the District of Texas at the option of the Lender; and the Company hereby waives any objection to the venue, or any claim as to inconvenient forum, of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

      12.10 Arbitration. To the maximum extent not prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to the Commitment or the Loan Documents or any transaction provided for therein, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan Documents (either before or after the commencement of judicial proceedings), be settled by arbitration pursuant to Title 9 of the United States Code, which the parties hereto acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). If Title 9 of the United States Code is inapplicable to any such claim, dispute or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with the Commercial Arbitration Rules of the AAA. In any such arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and
(ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1,000,000.00 or less, or by a panel of three arbitrators if the amount in controversy is over $1,000,000.00. All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules and each arbitrator shall be either an active attorney, a mortgage banker or retired judge with an AAA acknowledged expertise in the subject matter of the controversy, dispute or claim. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

      If any party to any Loan Document files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

      Notwithstanding any of the foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) any Loan Document, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies with respect to matters submitted to arbitration, or (v) allow discovery of attorney/client privileged information. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to the Loan or any Loan Document. The parties hereby further agree to waive, each to the other, any claims for punitive damages and agree neither an arbitrator nor any court shall have the power to assess such damages.

      No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to any Loan Document before, during or after any arbitration proceeding to: (i) exercise self-help remedies such as setoff or repossession; (ii) foreclose (judicially or otherwise) any Lien on or security interest in any real or personal Collateral; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of Collateral securing any Indebtedness, obligation or guaranty referenced in any Loan Document. Such emergency relief may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

      12.11 ADDITIONAL INDEMNITY. IN ADDITION TO THE INDEMNITY PROVIDED IN
SECTION 10, THE BORROWERS SHALL INDEMNIFY AND HOLD THE LENDER, ITS SUCCESSORS, ASSIGNS, AGENTS, AND EMPLOYEES, HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, SUITS, PROCEEDINGS, COSTS, EXPENSES, DAMAGES, FINES, PENALTIES, AND LIABILITIES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS, ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM (A) THE OPERATION OF THE BORROWERS' BUSINESSES, (B) THE LENDER'S PRESERVATION OR ATTEMPTED PRESERVATION OF COLLATERAL, AND (C) ANY FAILURE OF THE SECURITY INTERESTS AND LIENS IN THE COLLATERAL GRANTED TO THE LENDER PURSUANT TO THIS AGREEMENT TO BE OR TO REMAIN PERFECTED OR TO HAVE THE PRIORITY AS CONTEMPLATED THEREIN. THIS INDEMNITY SHALL NOT APPLY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDER. AT THE LENDER'S REQUEST, THE BORROWERS SHALL, AT THEIR OWN COST AND EXPENSE, JOINTLY AND SEVERALLY, DEFEND OR CAUSE TO BE DEFENDED ANY AND ALL SUCH ACTIONS OR SUITS THAT MAY BE BROUGHT AGAINST THE LENDER AND, IN ANY EVENT, SHALL SATISFY, PAY, AND DISCHARGE ANY AND ALL JUDGMENTS, AWARDS, PENALTIES, COSTS, AND FINES THAT MAY BE RECOVERED AGAINST THE LENDER IN ANY SUCH ACTION, PLUS ALL ATTORNEYS' FEES AND COSTS RELATED THERETO TO THE EXTENT PERMITTED BY APPLICABLE LAW; PROVIDED, HOWEVER, THAT THE LENDER SHALL GIVE THE BORROWERS (TO THE EXTENT THE LENDER SEEKS INDEMNIFICATION THEREFOR FROM THE COMPANY UNDER THIS SECTION 12.11) WRITTEN NOTICE OF ANY SUCH CLAIM, DEMAND, OR SUIT AFTER THE LENDER HAS RECEIVED WRITTEN NOTICE THEREOF, AND THE LENDER SHALL NOT SETTLE ANY SUCH CLAIM, DEMAND, OR SUIT, IF THE LENDER SEEKS INDEMNIFICATION THEREFOR FROM THE BORROWERS, WITHOUT FIRST GIVING NOTICE TO THE BORROWERS OF THE LENDER'S DESIRE TO SETTLE AND OBTAINING THE CONSENT OF THE BORROWERS TO THE SAME, WHICH CONSENT THE BORROWERS HEREBY AGREE NOT TO UNREASONABLY WITHHOLD. ALL OBLIGATIONS OF THE BORROWERS UNDER THIS SECTION 12.11 SHALL SURVIVE THE PAYMENT OF THE NOTE AND THE OBLIGATIONS.

      12.12 No Waivers Except in Writing. No failure or delay on the part of the Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice to or demand on any Borrower or any other Person in any case shall entitle such Borrower or such other Person to any other or further notice or demand in similar or other circumstances.

      12.13 WAIVER OF JURY TRIAL. EACH BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT FOR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      12.14 Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument.

      12.15 No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Borrowers and Lender. This Agreement does not create, and is not intended to create, any rights in favor of or enforceable by any other Person. This Agreement may be amended or modified by the agreement of the Borrowers and Lender, without any requirement or necessity for notice to, or the consent of or approval of any other Person.

      12.16 RELEASE OF LENDER LIABILITY. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW FROM TIME TO TIME IN EFFECT, EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER IT HAS CONSULTED WITH ITS OWN ATTORNEY) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT NO CLAIM MAY BE MADE BY IT AGAINST THE LENDER OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, AGENTS OR INSURERS, OR ANY OF ITS OR THEIR SUCCESSORS AND ASSIGNS, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM IS BASED ON CONTRACT OR TORT OR DUTY IMPOSED BY LAW) ARISING OUT OF, OR RELATED TO, THE TRANSACTIONS CONTEMPLATED BY ANY OF THIS AGREEMENT, THE NOTE, OR ANY OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH. IN FURTHERANCE OF THE FOREGOING, EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

      12.17 ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER

LOAN DOCUMENTS TO WHICH THE COMPANY IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

      12.18 NO ORAL AGREEMENTS. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    BORROWERS:

                                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation


                                    By:
                                       ----------------------------------------
                                    Name:  Joyce S. Mizerak
                                    Title: Managing Director


                                    HANOVER CAPITAL PARTNERS LTD.,
                                    a New York corporation



                                    By:
                                       ----------------------------------------
                                    Name: Joyce S. Mizerak
                                    Title: Managing Director


                                    LENDER:

                                    BANK UNITED


                                    By:
                                       ----------------------------------------
                                          JOHN D. WEST, Regional Director,
                                          Mortgage Banker Finance

EXHIBITS:

A-1    -    Advance Request
A-2    -    Advance Request
B      -    Existing Company Indebtedness
C      -    Procedures and Documentation for Warehousing Single-family Mortgage Loans
D      -    Shipping Instructions
E      -    Trust Receipt
F      -    Officer's Certificate
G      -    Subsidiaries
H      -    Litigation
I      -    Trade Names
J-1    -    Secretary's Certificate
J-2    -    Secretary's Certificate
K      -    Bailee Letter
L      -    Investors
M      -    Legal Opinion
N      -    Note
O      -    Pledge of Investment Grade Securities

                                  EXHIBIT "A-1"

                REQUEST FOR ADVANCE SINGLE-FAMILY MORTGAGE LOANS


Mortgage Company:                        Loan Number:
                 ---------------------               --------------------------
Mortgagor:                               Prepared By:
                 ---------------------               --------------------------
                                         Warehouse Date:
                 ---------------------                  -----------------------
Social Security No.:                     Requested Warehouse
                    ------------------         Amount:
Address:                                              -------------------------
        ------------------------------   Closing Agent/Seller:
                                                              -----------------
        ------------------------------         Phone:
                                                     --------------------------
                                               Fax:
                                                   ----------------------------
Loan Type (check all that apply):


      VA                FHA              LTV:
        --------------      ----------       ----------------------------------
      Conventional      Jumbo
                  ----        --------
      Subprime                           Sublimit:
              --------

Note Amount:                             Eligible Conforming
            --------------------------                       -----
Note Date:
          ----------------------------   Eligible Non-Conforming
                                                                 -----
Interest Rate:                                30 - 59 Delinquent
              ------------------------                           -----
                                              60 - 89 Delinquent
                                                                 -----
Investor:
         -----------------------------
Investor Takeout Price:
                       ---------------
Investor Expiration Date:
                         -------------


                                METHOD OF ADVANCE

( ) Wire Transfer (see attached instructions)  Amount of Wire/Check:$
                                                                     -----------

( ) Check No.                                  Date of Wire/Check:
             -------------------------------                      --------------

                            REQUIRED DOCUMENTATION
                     (in addition to this Advance Request)



                                  EXHIBIT "A-1"                          Page 58

Attached please find the following documents in connection with the above request:


-     Original Mortgage Note, endorsed in blank.

-     Certified copy of Mortgage.

-     Recordable Assignment of Mortgage (in blank).

-     Certified copies of all interim Assignments (if applicable).

-     Copy of Purchase Commitment if any.

      Executed as of the              day of                     , 199  .
                         ------------        --------------------     --
                                                                             ,
                                    -----------------------------------------
                                    a                      corporation
                                      --------------------


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------





                                  EXHIBIT "A-1"                          Page 59

                                  EXHIBIT "A-2"

               REQUEST FOR ADVANCE (INVESTMENT GRADE SECURITIES)

                             [Letterhead of Company]

Bank United
3200 Southwest Freeway, Suite 2702
Houston, Texas 77027

Gentlemen:

      ____________________ (the "Company"), (other Borrower), and Bank United (the "Lender") executed a Warehousing Credit and Security Agreement dated April _____, 1999 (such agreement as amended, supplemented, or restated is called the "Loan Agreement"). Any term defined in the Loan Agreement and used in this Request shall have the meaning given to it in the Loan Agreement.

      The Company hereby requests an Advance in the amount of $__________ against the Investment Grade Securities described on SCHEDULE 1.1 attached hereto in accordance with Section 2.2(b) of the Loan Agreement. The Company hereby represents and warrants that it has granted, transferred, and conveyed to the Lender a security interest in the Investment Grade Securities described on
SCHEDULE 1.1 attached hereto, free and clear of all other Liens. The amount of this Request is not more than the amount permitted by the Loan Agreement to be borrowed against Investment Grade Securities. The computation of the amount permitted to be borrowed under the Loan Agreement is accurately reflected on ANNEX "A" attached hereto.

      The Company hereby certifies that all of the items that the Company is required to furnish to the Lender under the Loan Agreement in connection with this Request accompany it, all of those items are accurate and what they purport to be and all of the Investment Grade Securities described in SCHEDULE 1.1 conform in all respects to the requirements of the Loan Agreement. The Company hereby certifies that all of the representations and warranties in this Request, the Loan Agreement and all other Loan Documents are currently true and correct and are hereby republished. The Company further represents and warrants each of the Borrowers is in full compliance with each and every term, condition, covenant, and agreement under the Loan Agreement and all other Loan Documents. The Company hereby acknowledges that the Lender shall rely on the truth of each statement in this Request in making the requested Advance.




                                             By:_______________________________

                                             Name:_____________________________

                                             Title:____________________________




                                  EXHIBIT "A-2"                          Page 60

                           ANNEX "A" TO EXHIBIT "A-2"


A.    Description of the Investment Grade Securities:

      (1)   Cusip#
                  ------------
      (2) Description of security, i.e., series, tranche, coupon, etc.:



      (3)   Rating:

            Moody's                 S&P
                   ------------         ----------------
      (4)   Book Value:

            $                  (as of date of request)
             ------------------
      (5)   Market Value:

            $                  (as of date of request)
             ------------------


-------------------------------------------------------------------------------
INVESTMENT      LESSER OF BOOK       ADVANCE RATE        ADVANCE AMOUNT
SECURITY        OR MARKET VALUE      FOR RATING
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

              Total Amount of Advance: $
                                        ----------------------------------


                         ANNEX "A" TO EXHIBIT "A-2"                      Page 61

                                   EXHIBIT "B"

                    LIST OF EXISTING INDEBTEDNESS OF COMPANY

--------------------------------------------------------------------------------
LENDER      TYPE OF        COMMITMENT      COLLATERAL      AVG. BALANCE
            FINANCING      AMOUNT                          OUTSTANDING AS
                                                           OF __________, 19__
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                   EXHIBIT "B"                           Page 62

                                   EXHIBIT "C"

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE-FAMILY MORTGAGE LOANS


      The following procedures and documentation requirements must be observed in all respects by each Borrower. All documents must be satisfactory to Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Warehousing Credit and Security Agreement, as amended, modified or renewed from time to time. The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities.

I. Prior to making an Advance that is not a Wet Settlement Advance, the Lender must receive the following:

      (1) Copy of settlement or funding check issued to, or signed wire transfer request directing funds to seller of Mortgage Loan.

      (2) If not an Electronic Request, Original Request for Advance against Single-Family Mortgage Loans (EXHIBIT "A").

      (3) Original signed Mortgage Note, endorsed by the applicable Borrower in blank with corresponding interim endorsements, if applicable.

      (4) Copy of the Mortgage certified true by the escrow/title company or closing agent.

      (5) Certified true copies of all interim assignments (recorded or sent for recordation) of the Mortgage.

      (6) An Assignment of the Mortgage to the Lender in recordable form but unrecorded.

      (7)   Copy of specific Purchase Commitment, if any.

II. The Lender exclusively shall deliver Pledged Mortgages or Pledged Securities and all related loan documents and/or pool documents to Investor or Approved Custodian unless otherwise agreed in writing.

A. The following procedures are to be followed for deliveries of Pledged Mortgages to Investors:

      No later than 2:00 p.m. Houston, Texas time one (1) Business Day prior to the expiration date of the Purchase Commitment, the Lender must receive the following:


                                  EXHIBIT "C"                            Page 63

      (1) Signed or electronic shipping instructions for the delivery of the Pledged Mortgages including the following:

            (a) Name and address of the office of the Investor to which the loan documents are to be shipped and the preferred method of delivery;

            (b)   Instructions for endorsement of the Mortgage Note;

            (c) Names of Mortgagor and Mortgage Note Amounts of Pledged Mortgages to be shipped; and

            (d)   Number and expiration date of the Purchase Commitment.

      (2) All loan documents related to the Pledged Mortgages required for delivery to the Investor.

      (3) For deliveries of Pledged Mortgages to FNMA for cash purchase, the following additional documents are required:

            (a) Original Loan Schedule (FNMA Form 1068 or 1069) showing the Lender's designated FNMA payee code as recipient of the loan purchase proceeds.

      (4) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:

            (a) Original completed Warehouse Lender Release of Security Interest (FHLMC Form 996) to be executed by the Lender.

            (b) Original Wire Transfer Authorization for a Cash Warehouse Delivery (FHLMC Form 987), designating the Lender as the Warehouse Lender and showing the cash collateral account designated by the Lender as the receiving account for loan purchase proceeds.

B. The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

      No later than one (1) Business Day prior to required delivery date to the Approved Custodian, the Lender must receive the following:

      (1) Signed or electronic shipping instructions for the delivery of the Pledged Mortgages to the Approved Custodian including the following:

            (a) Name and address of the office of the Approved Custodian to which the loan documents are to be shipped and the preferred method of delivery;


                                  EXHIBIT "C"                            Page 64

            (b)   Instructions for endorsement of the Mortgage Note; and

            (c) Names of Mortgagor and Mortgage Note Amounts of Pledged Mortgages to be shipped.

            (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

      (2) All loan documents related to the Pledged Mortgages required for the issuance of the Mortgage-backed Securities.

      (3) For FNMA Mortgage-backed Securities issuance, the following additional documents are required:

            (a)   Original Schedule of Mortgages (FNMA Form 2005 or 2025).

            (b)   Original executed Security Release Certification (FNMA Form
                  2004) to be executed by the Lender.

            (c) Original Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Securities in the name of the Company with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at Banker's Trust (Account No. 92798) and bearing the following instructions: These instructions may not be changed without the prior written consent of Bank United.

      (4) For FHLMC Mortgage-backed Securities issuance, the following additional documents are required:

            (a) Original Settlement Information and Delivery Authorization (FHLMC Form 939), designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the Mortgage-backed Securities to the Lender's custody account at Banker's Trust, Account No. 92798.

      (5) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:

            (a)   Signed original Schedule of Mortgages (HUD Form 11706).

            (b) Signed original Schedule of Subscribers (HUD Form 11705) instructing GNMA to issue the Mortgage-backed Securities in the name of the Company and designating Bankers Trust as Agent for the Lender as the subscriber, using the following language: BANKERS TRUST AS AGENT FOR BANK UNITED and deliver the Mortgage-backed Securities to the Lender's custody Account No. 92798 at Bankers Trust. The following


                                  EXHIBIT "C"                            Page 65
                  instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Bank United."

            (c) Completed original Release of Security Interest (HUD Form 11711A) to be executed by the Lender.

      Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the complete loan package with the appropriate Bailee Letter to the Investor or Approved Custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.




                                   EXHIBIT "C"                           Page 66

                                   EXHIBIT "D"

                   FORM OF SHIPPING REQUEST AND AUTHORIZATION
                              [Company Letterhead]


Date:_______________________________


BANK UNITED
[Address]

Attention:__________________________       Re:   Commitment No._______________


This letter is to serve as authorization for you to endorse and ship Loan Documents for the following loans:

      LOAN NUMBER                BORROWER NAME                NOTE AMOUNT



to the following address:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:


Please ship the Loan Documents either by _________________________ or by such other courier service we have specifically approved in writing. You are not responsible for any delays in shipment or any other actions or inactions of the courier. However, because the commitment expires on _________________________, 19___, we ask that you deliver the Loan Documents to the courier no later than _________________________, 19___.

Please have the courier bill us by using our account no. _______________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _________________________.

                                    __________________________________________,

                                    a ____________________ corporation


                                    By:_______________________________________

                                    Name:_____________________________________

                                    Title:____________________________________


                                   EXHIBIT "D"                           Page 67

                                   EXHIBIT "E"

                                  TRUST RECEIPT

Trust Receipt No._________________              _________________________, 19___

      The undersigned,____________________________________________, a
____________________corporation (the "Company"), acknowledges receipt from Bank United, a federal savings bank ("Lender"), pursuant to that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) dated effective as of April _____, 1999, by and among the Company, (the other Borrower) , and Lender (the "Agreement"), of the following described property (the "Trust Property"), possession of which is herewith entrusted to the Company for the purposes set forth below:

Mortgage Loan No.                              Note Amount:

Obligor:

Purpose: [Specify nature of clerical or other documentation problem to be corrected.]

      The Company hereby acknowledges that a security interest in the Trust Property and in the proceeds of the Trust Property has been granted to the Lender pursuant to the Agreement.

      In consideration of the delivery of the Trust Property by the Lender to the Company, the Company hereby agrees to hold the Trust Property in trust for the Lender as provided under and in accordance with all provisions of the Agreement and to return the Trust Property to the Lender no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the following Business Day. The Company further agrees that the aggregate Collateral Value of Single-family Mortgage Loans with respect to which notes or other documentation has been released under trust receipts, does not exceed $500,000.00.

                                                                               ,
                                    -------------------------------------------
                                    a
                                      --------------------

                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

Delivery to Company Acknowledged

BANK UNITED

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


                                   EXHIBIT "E"                           Page 68

      The undersigned, acknowledges that the above-mentioned Trust Property has been returned to the Lender on __________________, 19___.

                                    BANK UNITED

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------



                                   EXHIBIT "E"                           Page 69

                                   EXHIBIT "F"

                              OFFICER'S CERTIFICATE


COMPANY:          HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

LENDER:           BANK UNITED

DATE:
                  -----------------------------------------

REPORTING PERIOD:                    ended                  , 199
                 --------------------     ------------------     ---

      This certificate is delivered to Lender under the Warehousing Credit and Security Agreement dated effective as of April _____, 1999, among Borrowers, and Lender (the "Agreement"), all the defined terms of which have the same meanings when used herein.

      The undersigned officer hereby certifies that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of the Company designated below; (b) to the best of my knowledge, the Financial Statements of the Company for the period shown above (the "Reporting Period") and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of the Company as of the end of the Reporting Period and the results of their operations for the Reporting Period;
(c) a review of the Agreement and of the activities of the Company during the Reporting Period has been made under my supervision with a view to determining the Company's compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Event of Default or Default, except as disclosed on ANNEX "A" hereto (which specifies the nature and period of existence of each Event of Default or Default, if any, and what action the Company has taken, is taking, and propose to take with respect to each); (d) the calculations described on the attached ANNEX "A" evidence that the Company is in compliance with the requirements of Sections 7.4, 7.5, 7.6, 7.7, and 7.8 of the Agreement at the end of the Reporting Period (or if the Company is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Company proposes to take with respect thereto; (e) the Company was, as of the end of the Reporting Period, in compliance and good standing with applicable FNMA, GNMA, FHLMC, and HUD net worth requirements.

                                  HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation


                                  By
                                    ----------------------------------------
                                  Name:
                                       -------------------------------------
                                  Title:
                                        ------------------------------------


                                   EXHIBIT "F"                           Page 70

                           ANNEX "A" TO EXHIBIT "F"

BORROWERS:              HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

REPORTING PERIOD:
                        --------------------------------------------

All financial calculations set forth herein are as of the Reporting Period.


I.     GAAP NET WORTH

       The GAAP Net Worth of the Company, on a consolidated basis is:

       Shareholder's equity (including capital stock, additional paid-in
       capital, and retained earnings, but excluding treasury stock, if any):       $_______________

       MINIMUM GAAP NET WORTH IS $60,000,000.00

       Covenant Satisfied:                 Covenant Not Satisfied:
                          --------------                          -------------

II.    TANGIBLE NET WORTH

       The Tangible Net Worth of the Company, on a
       consolidated basis, is:                                                      $_______________

       GAAP Net Worth:                                                              $_______________

       Minus:   Intangible Assets, including Capitalized Servicing Rights:          $_______________

       Minus:   Advances or loans to shareholders, officers or Affiliates           $_______________

       Minus:   Investments in Affiliates:                                          $_______________

       Minus:   Assets pledged to secure liabilities not included in Debt:          $_______________

       Minus:   Any other HUD nonacceptable assets:                                 $_______________

       TANGIBLE NET WORTH:                                                          $_______________



                           ANNEX "A" TO EXHIBIT "F"                      Page 71

III.   ADJUSTED TANGIBLE NET WORTH

       The Adjusted Tangible Net Worth of the Company,
       on a consolidated basis, is:                                                 $_______________
       Tangible Net Worth (from above):                                             $_______________

       Plus:    1% of UPB of Mortgage Loans (Servicing)                             $_______________

       Minus: Non-Investment Grade Securities                                       $_______________

       Minus: deferred financing fees                                               $_______________

       Minus: intangible assets of any unconsolidated Subsidiary                    $_______________

       ADJUSTED TANGIBLE NET WORTH:                                                 $_______________

       MINIMUM ADJUSTED TANGIBLE NET WORTH IS $30,000,000.00.

       Covenant Satisfied:____________  Covenant Not Satisfied:______________

IV.    DEBT OF THE COMPANY

       Total Recourse Liabilities:                                                  $_______________

       DEBT:                                                                        $_______________

V.     DEBT TO ADJUSTED TANGIBLE NET WORTH

       The ratio of Debt to Adjusted Tangible Net Worth is:                           _______ to 1.

       MAXIMUM DEBT TO ADJUSTED TANGIBLE NET WORTH RATIO IS 7:1.

       Covenant Satisfied:____________  Covenant Not Satisfied:______________

VI.    MINIMUM CURRENT RATIO

       Current Assets (assets that are now cash or will be by their terms or disposition be converted to cash within one year of the date of calculation plus Mortgage-backed Securities and Mortgages held to
       maturity):                                                                   $_______________

       Current Liabilities (liabilities due upon demand or within one year from the date of calculation less non-recourse
       Debt):                                                                       $_______________


                           ANNEX "A" TO EXHIBIT "F"                      Page 72

       The ratio of Current Assets to Current Liabilities is:                        _______ to 1.

       MINIMUM CURRENT RATIO IS 1.01:1.00.

       Covenant Satisfied:____________  Covenant Not Satisfied:______________


VII.   MAXIMUM NON-INVESTMENT GRADE SECURITIES/ADJUSTED TANGIBLE NET WORTH
       RATIO

       Non-Investment Grade Securities                                              $_______________

       Adjusted Tangible Net Worth    (from II above)                               $_______________

       The Ratio of Non-Investment Grade Securities to
       Adjusted Tangible Net Worth is                                                _______ to 1.

       MAXIMUM NON-INVESTMENT/ADJUSTED TANGIBLE
       NET WORTH RATIO IS: 0.50:1.00

       Covenant Satisfied:____________  Covenant Not Satisfied:______________


VIII.  DEFAULTS OR EVENTS OF DEFAULT (DISCLOSE NATURE AND PERIOD OF EXISTENCE AND
       ACTION BEING TAKEN IN CONNECTION THEREWITH; IF NONE, STATE NONE)

                           ANNEX "A" TO EXHIBIT "F"                      Page 73

                                   EXHIBIT "G"

                              LIST OF SUBSIDIARIES


------------------------------------------------------------------------------------------------------
BORROWER    NAME OF       ADDRESS OF          STATE OF         WHERE QUALIFIED    BORROWER'S
            SUBSIDIARY    PRINCIPAL OFFICE    INCORPORATION    FOREIGN CORP.      PERCENTAGE OWNERSHIP
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------




                                   EXHIBIT "G"                           Page 74

                                   EXHIBIT "H"

                        DISCLOSURE OF PENDING LITIGATION

      (Include the caption of the case, including styling, cause number, and court in which it is pending, date filed, status of the proceedings, and description of claims, counterclaims and damages asserted.)





                                   EXHIBIT "H"                           Page 75

                                   EXHIBIT "I"

                             TRADE NAMES OF COMPANY



       BORROWER                   TRADE NAME               JURISDICTION USED
       --------                   ----------               -----------------






                                   EXHIBIT "I"                           Page 76

                                  EXHIBIT "J-1"

                      CERTIFICATE OF CORPORATE RESOLUTIONS
                           AND INCUMBENCY OF OFFICERS
                              (BORROWING AUTHORITY)

                                  {To Be Added}




                                   EXHIBIT "I"                           Page 77

                                  EXHIBIT "J-2"

                      CERTIFICATE OF CORPORATE RESOLUTIONS
                           AND INCUMBENCY OF OFFICERS
                              (BORROWING AUTHORITY)

                                  {To Be Added}




                                   EXHIBIT "I"                           Page 78

                                  EXHIBIT "K"

                                 BAILEE LETTER





(Investor Name and Address)


      Re:   Purchase of Mortgage Loans from
                                           -----------------------------------

Ladies and Gentlemen:

      Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by____________________________ ____________________, a ____________________ corporation (the "Company") and are being delivered to you for purchase.

      The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined hereunder are defined in) that certain Warehousing Credit and Security Agreement (Single-family Mortgage Loans) ("Warehouse Agreement") dated effective as of April _____, 1999, by and between the Company and BANK UNITED, a federal savings bank ("Lender"). Each of the Mortgage Loans is subject to a security interest in favor of Lender, which security interest shall be automatically released upon our receipt of the full amount due to the Lender under the Warehouse Agreement in connection with such Mortgage Loans (as set forth on the schedule attached hereto) by wire transfer to the following account:

            Bank United
            Houston, Texas
            ABA #313071904
            Credit:
                   ------------------------
            Account:
                    -----------------------

      Until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of Lender. In the event any Mortgage Loan is unacceptable for purchase, return the reject item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted in full no later than thirty (30) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.



                                  EXHIBIT "K"                            Page 79

      NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS: 3200 Southwest Freeway, Suite 2702, Houston, Texas 77027.

      HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                     Sincerely,

                                   BANK UNITED


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


IRREVOCABLY ACKNOWLEDGED
AND AGREED TO:

[INVESTOR]


By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------



                                  EXHIBIT "K"                            Page 80

                                   EXHIBIT "L"

                                LIST OF INVESTORS

                                  {To Be Added}





                                   EXHIBIT "L"                           Page 81

                                   EXHIBIT "M"

                                 OPINION LETTER

                                  {To Be Added}






                                   EXHIBIT "M"                           Page 82

                                   EXHIBIT "N"

                                 PROMISSORY NOTE

                                  {To Be Added}



                                   EXHIBIT "N"                           Page 83

                                   EXHIBIT "O"

                      PLEDGE OF INVESTMENT GRADE SECURITIES

I.    PROCEDURES AND DOCUMENTATION FOR ADVANCES AGAINST INVESTMENT GRADE
      SECURITIES

      Prior to making an Advance against Investment Grade Securities, the Lender shall receive the following documents (each of which must be in form and substance satisfactory to Lender) in the manner set forth below:

A. A Request for Advance, in substantially the form of EXHIBIT "A-2", executed by the pledging Borrower.

B. A Commercial Security Agreement, in substantially the form of ANNEX B hereto, executed by the pledging Borrower.

C. A SCHEDULE 1.1, in form and substance approved by Lender, describing in reasonable detail the Investment Grade Securities to be pledged.

D. A Financing Statement, in form and substance approved by Lender (with a schedule attached thereto being identical to the SCHEDULE 1.1 delivered under Item C. above), executed by the pledging Borrower as debtor and Lender as secured party, in appropriate original counterparts for filing with the appropriate filing officers under the Code centrally in the State of New York and anywhere else directed by Lender.

E.    For an Investment Grade Security that is not in book-entry form:

      (1)   The original Investment Grade Security.

      (2) A bond power endorsed - or another appropriate instrument of assignment executed - by the pledging Borrower in blank.

F. For an Investment Grade Security that is a FNMA, FHLMC, or GNMA Mortgage-backed Security in book-entry form, confirmation of either:

      (1) The appropriate entry (i) in records of a Federal Reserve Bank of the nominal ownership by Lender of any FNMA Mortgage-backed Security that constitutes a "FNMA BookEntry Security", as defined in the Book-Entry Procedures for FNMA Securities, 24 C.F.R. Sections 81.41-81.49 (the "FNMA Book-Entry Procedures"), or a FHLMC Mortgage-backed Security that constitutes a "FHLMC BookEntry Security", as defined in the Federal Home Loan Mortgage Corporation Book-Entry Regulations, 1 C.F.R. Sections 462.1-462.8 (the "FHLMC Book-Entry Regulations"), and


                                   EXHIBIT "O"                           Page 84

            (ii) by Lender in its records of the pledging Borrower's ownership of that book-entry Mortgage-backed Security subject to Lender's Lien; or

      (2) The (i) appropriate entry by Chemical Bank - in its capacity as custodian for Participants Trust Company ("PTC"), GNMA's central depository - in its records of the nominal ownership by Lender of any GNMA guaranteed Mortgage-backed Security, (ii) the appropriate entry by Lender in its records of the pledging Borrower's ownership of that book-entry Mortgage-backed Security subject to a Lender's Lien, and (iii) receipt by Lender of a confirmation of transaction in the form of a written advice specifying the amount and description of that book-entry Mortgage-backed Security subject to that Lien.

G. Any and all other files, documents, instruments, certificates, correspondence, or other records as may be reasonably requested by Lender and deemed necessary, appropriate, or desirable.




                                   EXHIBIT "O"                           Page 85

                               FIRST AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

      This First Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into as of the 12th day of May, 1999, by and between HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation ( "Company"), HANOVER CAPITAL PARTNERS LTD., a New York corporation ("HCP")(the Company and HCP herein collectively called "Original Borrowers"), and HANOVER QRS-1 98-B, INC., a Delaware corporation ("QRS-1"), HANOVER QRS-2 98-B, INC., a Delaware corporation ("QRS-2"), HANOVER SPC-A, INC., a Delaware corporation ("SPC"), and HANOVER CAPITAL REPO CORP., a Delaware corporation ("Repo") (QRS-1, QRS-2, SPC, and Repo herein collectively referred to as the "New Borrowers", and Original Borrowers and New Borrowers herein collectively referred to as the "Borrowers" ); and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) (the "Credit Agreement") dated effective as of April 30, 1999, by and between Original Borrowers and Lender, as the same has been or may be amended or supplemented from time to time.

      Section 1. Recitals. The Borrowers and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, The Company and Lender hereby agree as follows, intending to be legally bound:

      Section 2. Amendments. The Credit Agreement is hereby amended and supplemented as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by the amendment or addition of the following definitions:

            "Borrowers " shall mean the Company, HCP, QRS-1, QRS-2, SPC, and
            Repo.

            " New Borrowers " shall mean the QRS-1, QRS-2, SPC, and Repo.

            "Original Borrowers " shall mean the Company and HCP.

            "QRS-1" shall mean Hanover QRS-1 98-2, Inc., a Delaware corporation.

            "QRS-2" shall mean Hanover QRS-2 98-2, Inc., a Delaware corporation.

            "Repo" shall mean Hanover Capital Repo Corp., a Delaware corporation.

            "SPC" shall mean Hanover SPC-A, Inc., a Delaware corporation.

            (b) The New Borrowers, as additional borrowers under the terms of the Credit Agreement, specifically agree to be bound by and to abide by all of the terms and conditions contained in the Credit Agreement and in all of the other Loan Documents, as herein amended, as if each of the New Borrowers had executed and delivered the same to Lender and Lender had accepted the same, such covenants, representations, terms and conditions of the Credit Agreement and the Loan Documents being incorporated herein by reference. Without in any way limiting the foregoing, each New Borrower restates and ratifies and Representations and Warranties set forth in Article V of the Credit Agreement; the Affirmative Covenants set forth in Article VI of the Credit Agreement; and the Negative Covenants set forth in Article VII of the Credit Agreement; provided, however, that Section 5.19 is amended to read as follows:

                  "5.19A. Place of Business. The principal place of business of the Company is 90 West Street, Suite 1508, New York, New York, 10006, and the chief executive office of the Company and the office where it keeps its financial books and records relating to its property and all contracts relating thereto and all accounts arising therefrom is located at the address set forth for the Company in
            Section 9 hereof; the principal place of business of HCP is 100 Metroplex Drive, Suite 301, Edison, New Jersey 08817, and the chief executive office of HCP and the office where it keeps its financial books and records relating to its property and all contracts relating thereto and all accounts arising therefrom is located at the address set forth for HCP in Section 9 hereof; and the principal place of business of each of the New Borrowers is 90 West Street, Suite 1508, New York, New York, 10006, and the chief executive office of each of the New Borrowers and the office where each New Borrower keeps its financial books and records relating to its property and all contracts relating thereto and all accounts arising therefrom is located at the address set forth for the New Borrowers in Section 9 hereof."

            To the extent that any of the Exhibits to the Credit Agreement need to be supplemented because of the addition of the New Borrowers, such exhibits are attached hereto.

            (c) Article 9 of the Credit Agreement is amended by the addition of the following addresses for the New Borrowers:

                              HANOVER QRS-1 98-B, INC.
                              90 West Street, Suite 1508
                              New York, New York 10006
                              Attn: Joyce S. Mizerak
                              Tel: 212-732-5086
                              Fax: 212-732-4728

                              HANOVER QRS-2 98-B, INC.
                              90 West Street, Suite 1508
                              New York, New York 10006
                              Attn: Joyce S. Mizerak
                              Tel: 212-732-5086
                              Fax: 212-732-4728

                              HANOVER SPC-A, INC.
                              90 West Street, Suite 1508
                              New York, New York 10006
                              Attn: Joyce S. Mizerak
                              Tel: 212-732-5086
                              Fax: 212-732-4728

                              HANOVER CAPITAL REPO CORP.
                              90 West Street, Suite 1508
                              New York, New York 10006
                              Attn: Joyce S. Mizerak
                              Tel:  212-732-5086
                              Fax: 212-732-4728


            (d) The promissory note ("Credit Note") dated as of May 12, 1999, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender, is given to Lender in replacement of the promissory note dated April 30, 1999, in the original principal amount of $50,000,000, executed by the Original Borrowers and payable to the order of Lender (the "Original Note"), and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

            (e) Notwithstanding any provision herein or in the Credit Agreement or the Credit Note to the contrary, the liability of the Borrowers under the Credit Agreement shall be joint and several.

      Section 3. Representations. The Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

      Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any references in the Credit Agreement or any of the Loan Documents to the Note, or the Credit Note shall be deemed to be references to the Credit Note.

      Section 5. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrowers or any third party to Lender, as evidenced by the Loan Documents. The Borrowers hereby acknowledge, agree, and represent that (i) the Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of the Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) the Borrowers have no claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of the Borrowers, as of the date hereof; (vi) the Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) the Borrowers are not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by the any of the Borrowers of such Borrower's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by the Borrowers hereunder, the Borrowers hereby RELEASE, RELINQUISH and forever DISCHARGE Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the Borrowers have, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Original Note, the Credit Note, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

      Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

      Section 7. Expenses. The Borrowers agree to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

      Section 8. Acknowledgment. Except as amended hereby, the Borrowers ratify and confirm that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of the Borrowers under the Credit Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of the New Borrowers executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of each of the New Borrowers, as appropriate. Each of the undersigned officers of the Original Borrowers represent and warrant that his execution and delivery of this Amendment has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise. In connection with the execution of this Amendment, AND AS A SPECIFIC CONDITION THERETO, the New Borrowers have delivered to Lender the following documents:

            (a) Certified copies of each of the New Borrower's articles of incorporation including all amendments thereto, all certified by the Secretary of State of Delaware as being in full force and effect on the date hereof and all other documents the Lender may request relating to the existence, qualification, and good standing of any of the New Borrowers.

            (b) Secretary's Certificates (in the form of Exhibit "J" to the Credit Agreement) for each New Borrower, executed by an officer of such New Borrower and certifying that such New Borrower is authorized to execute, deliver, and perform this Amendment and the Credit Agreement, the Credit Note, and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new certificate has been furnished to the Lender) including a certification of incumbency of officers.

            (c) A favorable written opinion of counsel to Borrowers, dated as of the date of this Amendment, to be in substantially the form of Exhibit "M" to the Credit Agreement, and addressed to the Lender.

            (d) On or before the date that each of the New Borrowers pledges collateral to Lender, a tax, lien and judgment search of the appropriate public records for such New Borrower, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as otherwise permitted under the Loan Documents.

            (e) At such time as each New Borrower delivers Collateral to Lender, executed financing statements in recordable form covering the Collateral and ready for filing in all additional jurisdictions required by the Lender.

      Section 9. No Waiver. The Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

      Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

      Section 11. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

      SECTION 12. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED and effective as of the dates first written above.

ORIGINAL BORROWERS:                      HANOVER SPC-A, INC., a Delaware
                                         corporation
HANOVER CAPITAL MORTGAGE
HOLDINGS, INC.,                          By:
                                             ------------------------------
a Maryland corporation                   Name: Joyce S. Mizerak
                                         Title: Vice President
By:
   ---------------------------------
Name: Joyce S. Mizerak
Title: Managing Director                 HANOVER CAPITAL REPO CORP., a
                                         Delaware corporation

HANOVER CAPITAL PARTNERS LTD.,           By:
a New York corporation                      -------------------------------
                                         Name: Joyce S. Mizerak
                                         Title: Vice President
By:
   ---------------------------------
Name: Joyce S. Mizerak
Title: Managing Director

                                         LENDER:
NEW BORROWERS:
                                         BANK UNITED,
HANOVER QRS-1 98-B, INC., a Delaware     a federal savings bank
corporation

By:                                      By:
   ---------------------------------        -------------------------------
Name: Joyce S. Mizerak                   Name:
                                              -----------------------------
Title: Vice President                    Title:
                                               ----------------------------

HANOVER QRS-2 98-B, INC., a Delaware
corporation

By:
   ---------------------------------
Name: Joyce S. Mizerak
Title: Vice President

                               SECOND AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

      This Second Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into as of the 1st day of October, 1999, by and between HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation ( "Company"); HANOVER CAPITAL PARTNERS, LTD., a New York corporation ("HCP"); HANOVER QRS-1 98-B, INC., a Delaware corporation ("QRS-1"); HANOVER QRS-2 98-B, INC., a Delaware corporation ("QRS-2"); HANOVER SPC-A, INC., a Delaware corporation ("SPC"); and HANOVER CAPITAL REPO CORP., a Delaware corporation ("Repo")(the Company, HCP, QRS-1, QRS-2, SPC, and Repo herein collectively referred to as the "Borrowers"); and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) (the "Credit Agreement") dated effective as of April 30, 1999, by and between Original Borrowers and Lender, as the same has been or may be amended or supplemented from time to time.

      Section 1. Recitals. The Borrowers and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, The Company and Lender hereby agree as follows, intending to be legally bound:

      Section 2. Amendments. The Credit Agreement is hereby amended and supplemented as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by the amendment or addition of the following definitions:

            "Adjusted Tangible Net Worth" shall mean, with respect to the Company at any date, the Tangible Net Worth of the Company at such date, plus one percent (1%) of the sum of the outstanding principal balances of Mortgage Loans as of such date for which Company owns the Servicing Rights, plus fifty percent (50%) of the lesser of book value or market value (as determined by Lender of a third party acceptable to Lender, in Lender's sole discretion) of any Non-Investment Grade Securities as of such date, less deferred financing fees and all other intangible assets of any unconsolidated Subsidiary.

            "Termination Date" shall mean shall mean March 28, 2000, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

      (b) Section 2.5(a) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                  "(a) The outstanding unpaid principal amount of all advances shall be payable in full upon March 28, 2000."

      (c) Section 7.5 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                  "7.5. Minimum Adjustable Tangible Net Worth. Permit Adjusted
            Tangible Net Worth of the Company (and their Subsidiaries, on a consolidated basis) to be less than TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), computed as of the end of each calendar month."


      (d) Section 7.6 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                  "7.6. Minimum GAAP Net Worth. Permit the GAAP Net Worth of the
            Company (and their Subsidiaries, on a consolidated basis) to be less than FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), computed as of the end of each calendar month."

      (e) Section 7.8 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

                  "7.8. Maximum Non-Investment Grade Securities to Adjusted
            Tangible Net Worth Ratio. Permit the ratio of Non-Investment Grade Securities to Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed 0.50:1 computed as of the end of each calendar month. For purposes of calculating this ratio only, the calculation of Adjusted Tangible Net Worth of the Company shall include one hundred percent (100%) of the lesser of book value or market value (as determined by Lender of a third party acceptable to Lender, in Lender's sole discretion) of such Non-Investment Grade Securities as of the date of calculation."

      (f) The Credit Agreement is amended by the addition of the following
      Section 7.20:

                  "7.20. Failure to Maintain Committed Lines of Credit. Fail to
            maintain committed lines of credit in a minimum amount that is equal to the market value of all Mortgage Loans warehoused with any lender, whether or not such Mortgage Loans are financed under such committed lines of credit."

      Section 3. Consent to Purchase of Non-Investment Grade Securities. Notwithstanding the provisions of Section 7.9 to the contrary, Bank United hereby consents to the Company?s purchase of $14,000,000 in Non-Investment Grade Securities from HCP. Such consent shall not operate as a waiver of Lender's right to insist upon strict compliance by Borrower with the terms of the Credit Agreement.

      Section 4. Representations. The Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

      Section 5. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any references in the Credit Agreement or any of the Loan Documents to the Note, or the Credit Note shall be deemed to be references to that certain promissory note dated as of May 12, 1999, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender, which was given to Lender in replacement of the promissory note dated April 30, 1999, in the original principal amount of $50,000,000, executed by the Original Borrowers and payable to Lender.

      Section 6. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrowers or any third party to Lender, as evidenced by the Loan Documents. The Borrowers hereby acknowledge, agree, and represent that (i) the Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of the Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) the Borrowers have no claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of the Borrowers, as of the date hereof; (vi) the Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) the Borrowers are not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by the any of the Borrowers of such Borrower's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by the Borrowers hereunder, the Borrowers hereby RELEASE, RELINQUISH and forever DISCHARGE Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the Borrowers have, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Original Note, the Credit Note, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

      Section 7. Severability. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

      Section 8. Expenses. The Borrowers agree to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

      Section 9. Acknowledgment. Except as amended hereby, the Borrowers ratify and confirm that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of the Borrowers under the Credit Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of the Borrowers represent and warrant that his or her execution and delivery of this Amendment has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement and the First Amendment thereto, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

      Section 10. No Waiver. The Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or

Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Notwithstanding the foregoing, as of September 30, 1999, Borrower had violated the Minimum GAAP Net Worth Covenant. Lender's agreement to forbear from exercising its rights and remedies under the Loan Documents in connection with Borrower's noncompliance with the Minimum GAAP Net Worth Covenant and its agreement to enter into this Amendment (including, without limitation, the amendment of the Minimum Adjustable Net Worth Covenant and the Minimum GAAP Net Worth Covenant) shall not constitute (i) a waiver of any existing Events of Defaults under the Loan Documents; (ii) a waiver of any right, remedy, or recourse of Lender exercisable upon any existing Events of Default or any subsequent Events of Default; or (iii) a waiver of any of any of Lender's rights, remedies or recourses under the Loan Documents or as provided by the laws of the State of Texas. Furthermore, Lender shall have the right, at any time and from time to time, to insist upon strict performance by Borrower of all terms and conditions set forth in the Loan Documents.

      Section 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

      Section 12. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

      SECTION 13. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                         [SIGNATURES ON FOLLOWING PAGE]

      EXECUTED and effective as of the dates first written above.



BORROWERS:                               HANOVER SPC-A, INC., a Delaware
                                         corporation
HANOVER CAPITAL MORTGAGE
HOLDINGS, INC.,                          By:
a Maryland corporation                      --------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------
By:
   ------------------------------
Name:
     ----------------------------
Title:                                   HANOVER CAPITAL SPC, INC., a
      ---------------------------        Delaware corporation

HANOVER CAPITAL PARTNERS, LTD.,          By:
a New York corporation                      --------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
By:                                            -----------------------------
   ------------------------------
Name:                                    HANOVER REPO CORP., a Delaware
     ----------------------------        corporation
Title:
      ---------------------------
NEW BORROWERS:                           By:
                                            --------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------
HANOVER QRS-1 98-B, INC., a Delaware
corporation

By:                                      LENDER:
   ------------------------------
Name:
     ----------------------------
Title:                                   BANK UNITED,
      ---------------------------        a federal savings bank

HANOVER QRS-2 98-B, INC., a Delaware
corporation                              By:
                                            --------------------------------
                                         Name:
                                              ------------------------------
By:                                      Title:
   -------------------------------             -----------------------------
Name:
     -----------------------------
Title:
      ----------------------------